                                                                    EXHIBIT 10.2

                                                                EXECUTION COPY



                    EFFECTIVENESS AGREEMENT dated as of June 4, 1998 (as the
               same may from time to time be amended, supplemented or otherwise modified, this "Effectiveness Agreement"), among CATALYTICA, INC., a Delaware corporation ("Catalytica"), CATALYTICA PHARMACEUTICALS, INC. (the "Borrower"), the lenders listed on
               Schedule I hereto as Departing Lenders (the "Departing Lenders") and Continuing Lenders (the "Continuing Lenders," and collectively with the Departing Lenders, the "Lenders"), and THE CHASE MANHATTAN BANK, as Administrative Agent, Documentation Agent, Issuing Bank and Collateral Agent, in each case under the Credit Agreement dated as of July 31, 1997, as amended as of January 6, 1998 (as in effect immediately prior to the effectiveness of the transactions contemplated by this Agreement, the "Original Credit Agreement"), among Catalytica, the Borrower,
                    -------------------------
               the lenders referred to therein, the Administrative Agent, the Collateral Agent and Issuing Bank.


          WHEREAS, Catalytica and the Borrower have requested, and the Lenders, the Issuing Bank, the Administrative Agent and the Collateral Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Original Credit Agreement be amended and restated as provided herein effective upon satisfaction of the conditions set forth in Section 7 below;

          NOW, THEREFORE, Catalytica, the Borrower, each of the Lenders, the Issuing Bank, the Administrative Agent and the Collateral Agent hereby agree as follows:

          SECTION 1.  Defined Terms.  Capitalized terms used but not defined
                      --------------
herein shall have the meanings assigned to such terms in the form of amended and restated Credit Agreement attached as Exhibit A hereto (the "Restated Credit Agreement").

          SECTION 2.  Restatement Date.  (a)  The transactions provided for in
                      -----------------
Sections 3, 4, 5 and 6 hereof shall be consummated at a closing (the "Closing") to be held on the Restatement Date (as hereinafter defined) at the offices of Cravath, Swaine & Moore, or at such other time and place as the parties shall agree.

          (b) The "Restatement Date" shall be specified by the Borrower, and shall be a date not later than June 30, 1998, as of which all the conditions set forth or referred to in Section 7 hereof shall have been satisfied. The Borrower shall give not less than one Business Day's written notice proposing a date as the Restatement Date to the Administrative Agent, which shall send copies of such notice to the Lenders. This Effectiveness Agreement shall terminate at 5:00 p.m., New York City time, on June 30, 1998, if the Restatement Date shall not have occurred at or prior to such time.

          SECTION 3.  Amendment and Restatement of the Original Credit
                      ------------------------------------------------
Agreement. The Original Credit Agreement (including all Exhibits and Schedules
----------
thereto) is hereby amended and restated, effective as of the Restatement Date (subject to the satisfaction of the conditions set forth in Section 7 below), to read in its entirety as set forth in Exhibit A hereto. As used in the Original Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the Original Credit Agreement as amended and restated pursuant to this Effectiveness Agreement. As used in the Loan Documents, the term "Credit Agreement" shall, unless the context otherwise requires, mean the Original Credit Agreement as amended and restated pursuant to this Effectiveness Agreement. On and after the Restatement Date, the rights and obligations of the parties hereto other than the Departing Lenders shall be governed by the Restated Credit Agreement and the documents related thereto;

provided that the rights and obligations of the parties to the Original Credit
--------
Agreement with respect to the period prior to the Restatement Date shall continue to be governed by the provisions of the Original Credit Agreement and the documents related thereto.

          SECTION 4.  Delivery of Notes.  On or prior to the Restatement Date,
                      ------------------
each Departing Lender, if any, holding a promissory note evidencing Loans of any Class shall deliver to the Administrative Agent, for delivery to and cancelation by the Borrower as provided below, all such notes then held by such Departing Lender (collectively, the "Notes"). Each Departing Lender holding a Note that fails so to deliver any of its Notes hereby agrees to indemnify the Borrower for any loss, cost or expense resulting from such failure. Upon the effectiveness of the Restated Credit Agreement, the Administrative Agent shall release and deliver the Notes to the Borrower for cancelation.

          SECTION 5.  Fees and Expenses.  On the Restatement Date, on or before
                      ------------------
the effectiveness of the Restated Credit Agreement, the Borrower shall pay to the Administrative Agent (a) for its own account, all fees and other amounts owed to it as of the Restatement Date, (b) for the account of each Lender (i) the amendment fee due to such Lender on the Restatement Date, (ii) all unpaid fees accrued to but excluding the Restatement Date for the account of such Lender under Section 2.11 of the Credit Agreement, (iii) all unpaid interest accrued to but excluding the Restatement Date in respect of the Loans of such Lender outstanding under the Original Credit Agreement and (iv) any amount due to such Lender under Section 2.15 of the Original Credit Agreement in connection with any reduction of its outstanding Loans as a result of the transactions contemplated by Section 6(b) below (deeming any such reduction of any such Loan to be a prepayment of the subject Loan for purposes of such Section 2.15), (c) for the account of the Issuing Bank, all unpaid fees accrued to but excluding the Restatement Date for the account of the Issuing Bank under Section 2.11 of the Credit Agreement and (d) for the account of each applicable payee, all expenses due and payable under the Restated Credit Agreement on or before the Restatement Date in connection with the Loan Documents to be delivered on the Restatement Date or otherwise, including, without limitation, the reasonable fees and expenses accrued and invoiced through the Restatement Date of Cravath, Swaine & Moore. The fees described in this Section 5 shall be payable in immediately available funds. Once paid, such fees shall not be refundable under any circumstances.

          SECTION 6.  Assignments.  (a)  On the Restatement Date, upon the
                      ------------
effectiveness of the Restated Credit Agreement and subject to the terms and conditions set forth herein, each of the Departing Lenders shall be deemed to have sold and assigned to certain of the Continuing Lenders, and each of such Continuing Lenders shall be deemed to have purchased and assumed from the Departing Lenders, (i) without any payment, such interests in the Commitments under the Original Credit Agreement of the Departing Lenders on the Restatement Date, (ii) at the principal amount thereof, such interests in the Loans of the Departing Lenders outstanding on the Restatement Date and (iii) without any payment, such interests in participations in Letters of Credit of the Departing Lenders outstanding on the Restatement Date (the interests set forth in subsections (i), (ii) and (iii) above to be referred to herein as the "Assigned Interest") as shall be necessary in order that, after giving effect to all such sales and assignments and purchases and assumptions (and the redesignation of Term Loans as Revolving Loans as set forth in Section 2.01 of the Restated Credit
Agreement), the Assigned Interests will be held by the Continuing Lenders in accordance with the amounts set forth on Schedule 2.01 to the Restated Credit Agreement. Such sales and assignments and purchases and assumptions shall be without recourse or representation, except that each Departing Lender shall be deemed to have represented that it is the legal and beneficial owner of the interests assigned by it free and clear of any adverse claim. The interest rate applicable to any portion of any Eurodollar Loan assigned to any Continuing Lender pursuant to this Section 6 on the Restatement Date shall be increased until the termination of the Interest Period applicable thereto on the Restatement Date by an amount equal to the difference, if positive, as determined by the Administrative Agent (which determination shall be conclusive absent manifest error), between the Adjusted LIBO Rate that would apply to a Loan made on the Restatement Date for an interest period as close as is available to the period extending from the Restatement Date to the last day of such Interest Period and the Adjusted LIBO Rate initially used to determine such interest rate.

          (b) On the Restatement Date, upon the effectiveness of the Restated Credit Agreement and subject to the terms and conditions set forth herein, (i) each Continuing Lender purchasing and assuming the Assigned Interests pursuant to paragraph (a) above shall pay the purchase price for the Assigned Interests purchased by it pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (ii) the Administrative Agent shall pay to each Departing Lender selling and assigning the Assigned Interests pursuant to paragraph (a) above, out of the amounts received by it pursuant to clause (i) of this paragraph (b), the purchase price for the Assigned Interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds to the account designated by such Lender to the Administrative Agent not later than 5:00 p.m. (New York City time); provided, however that the execution, delivery or
                      --------  -------
effectiveness of this Effectiveness Agreement shall not affect the Borrower's obligations accrued in respect of any principal, interest, fees or other amounts under the Original Credit Agreement or discharge or release the Lien or priority of any pledge agreement or any other security therefor. The Borrower agrees that if any Lender shall default in the payment of any amount due from it under this Section 6, the Borrower shall promptly pay the defaulted amount to the Administrative Agent by wire transfer of immediately available funds, together with interest on such amount at the Alternate Base Rate from the Restatement Date to the date of payment. Upon any such payment by the Borrower, (i) the Borrower shall be subrogated to all rights of the assigning Lender against the defaulting Lender and (ii) the Borrower shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; provided that (A) no such
                                               --------
assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (B) the assignee shall pay to the defaulting
Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Restated Credit Agreement.

          (c) Concurrently with the sales and assignments and purchases and assumptions contemplated by paragraphs (a) and (b) of this Section, the Departing Lenders shall cease to be parties to the Original Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; provided, however, that
                                                        --------  -------
the Departing Lenders shall continue to be entitled to the benefits of all expense reimbursement and indemnity provisions contained in the Original Credit Agreement as in effect immediately prior to the Closing and shall continue to be bound by Section 9.12 of the Original Credit Agreement as in effect at such time.

          (d) The Borrower hereby consents to the assignments and purchases provided for in paragraphs (a) and (b) above and agrees that each Continuing Lender shall have all the rights of a Lender under the Restated Credit Agreement with respect to the interests purchased by it pursuant to such paragraphs.

          (e) In the event the Borrower shall specify a date as the Restatement Date and the Restatement Date shall not occur on such date, the Borrower shall indemnify each Lender for any loss or expense incurred by such Lender as a result of the transactions to have been consummated by such Lender on such proposed Restatement Date, in each case determined as set forth in Section 2.15 of the Restated Credit Agreement in respect of any failure to borrow or prepay any Loan (it being understood and agreed that the nonoccurrence of the sales and assignments and purchases and assumptions contemplated by paragraphs (a) and (b) of this Section shall be treated for purposes of such Section 2.15 as the failure by the Borrower to repay the Loans of the Departing Lenders and to borrow from the Continuing Lenders).

          SECTION 7.  Conditions.  The consummation of the transactions set
                      -----------
forth in Sections 3, 4, 5 and 6 of this Effectiveness Agreement shall be subject to the satisfaction of the following conditions precedent:

          (a) All legal matters incident to this Effectiveness Agreement, the Restated Credit Agreement, the borrowings and extensions of credit thereunder and the other Loan Documents shall be reasonably satisfactory to the Lenders, to the Issuing Bank and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

          (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Date) of Wilson, Sonsini, Goodrich and Rosati, counsel for Catalytica and the Borrower, substantially in the form of Exhibit B to the Restated Credit Agreement and covering such matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such an opinion.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, authorization of the transactions contemplated by the Restated Credit Agreement and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated by the Restated Credit Agreement, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) (i) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct on and as of the Restatement Date except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall, to such extent, be true and correct as of such earlier date and (ii) at the time of and immediately after giving effect to the transactions contemplated by the Restated Credit Agreement, and the execution and delivery of the Loan Documents to be delivered on the Restatement Date, no Default has occurred and is continuing, and the Administrative Agent shall have received a certificate, dated the Restatement Date and signed by the President, a Vice President or a Financial Officer of the Borrower, to the effect of clauses (i) and
     (ii) of this sentence.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f) The Administrative Agent shall have received counterparts of the Reaffirmation Agreement signed on behalf of Catalytica, the Borrower and each Subsidiary Loan Party.

          (g) The Administrative Agent shall have received all documents and instruments, including Uniform Commercial Code financing statements or amendments thereto, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement.

          (h) The Administrative Agent shall have received (i) counterparts of the Amendment of Deed of Trust with respect to the Mortgaged Property signed on behalf of the record owner of such Mortgaged Property and (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company, insuring the Lien of the Deed of Trust granted by the Borrower in connection with the Original Credit Agreement, as amended by the Amendment of Deed of Trust, as a valid Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by
     Section 6.02 of the Restated Credit Agreement, in form and substance reasonably acceptable to the Administrative Agent, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request.

          (i) All material consents and approvals required to be obtained from and all material registrations and filings with any Governmental Authority or other Person in connection with the transactions contemplated by this Effectiveness Agreement or the Restated Credit Agreement shall have been obtained, all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any materially burdensome conditions, and there shall be no action by any Governmental Authority, actual or threatened, that has a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on the transactions contemplated by this Effectiveness Agreement or the Restated Credit Agreement.

          (j) There shall be no litigation or administrative proceeding that would reasonably be expected to have a Material Adverse Effect.

          (k) The Administrative Agent shall have received financial projections for Catalytica, the Borrower and the Subsidiaries, as of the Restatement Date, certified in writing by a Financial Officer of Catalytica. Such projections shall cover the five-fiscal-year period beginning on the Restatement Date and be in form and substance reasonably satisfactory to the Administrative Agent.

          SECTION 8.  Effectiveness; Counterparts.  This Effectiveness Agreement
                      ----------------------------
shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall have been received by the Administrative Agent. This Effectiveness Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Catalytica, the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders. This Effectiveness Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 9.  Notices.  All notices hereunder shall be given in
                      --------
accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

          SECTION 10.  APPLICABLE LAW; WAIVER OF JURY TRIAL.  (A)  THIS
                       -------------------------------------
EFFECTIVENESS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

          SECTION 11.  Expenses; Indemnity.  The Borrower hereby agrees as set
                       --------------------
forth in Section 9.03 of the Restated Credit Agreement as if such Section were set forth in full herein.

          SECTION 12. Representations and Warranties. The Borrower hereby makes
                      -------------------------------
to each of the Administrative Agent, the Collateral Agent, the Additional Lenders and the Continuing Lenders, on the date hereof and on the Restatement Date, each of the representations and warranties contained in Article III of the Restated Credit Agreement, and each of such representations and warranties is hereby incorporated by reference herein.

          SECTION 13.  Survival.  Without limiting the provisions of Section 14,
                       ---------
the representations and warranties in Section 12 and the provisions of Section 5 shall survive and remain operative and in full force and effect notwithstanding the consummation of the transactions to be consummated on the Restatement Date and the effectiveness or termination of the Restated Credit Agreement.

          SECTION 14.  Expenses.  The Borrower agrees to pay the reasonable
                       ---------
fees, disbursements and other charges of counsel to the Administrative Agent and the Collateral

Agent, incurred in connection with the preparation of this Effectiveness Agreement, the Restated Credit Agreement and the other documents contemplated hereby or thereby (whether or not the transactions hereby or thereby contemplated shall be consummated). The provisions of this Section 14 shall survive and remain operative and in full force and effect regardless of whether or not the transactions contemplated hereby are consummated.

          IN WITNESS WHEREOF, the parties hereto have caused this Effectiveness Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                            CATALYTICA, INC.,

                                               by
                                                 /s/ LAWRENCE W. BRISCOE
                                                 --------------------------
                                                 Name:
                                                 Title: Chief Financial Officer



                                            CATALYTICA PHARMACEUTICALS, INC.,

                                               by
                                                 /s/ LAWRENCE W. BRISCOE
                                                 --------------------------
                                                 Name:
                                                 Title: Chief Financial Officer


                                            THE CHASE MANHATTAN BANK,
                                            individually and as Administrative
                                            Agent, Collateral, Agent and
                                            Issuing Bank,

                                               by
                                                 /s/  JOAN F. GARVIN
                                                 --------------------------
                                                 Name:
                                                 Title: Managing Director


                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY,

                                               by
                                                 /s/ NICHOLAS J. CAMPBELL
                                                 --------------------------
                                                 Name:
                                                 Title: Vice President

                                            BANQUE PARIBAS,

                                               by
                                                 /s/ DON L. UNRUH
                                                 --------------------------
                                                 Name:
                                                 Title: Assistant Vice President

                                               by
                                                 /s/ CLARE BAILHE
                                                 --------------------------
                                                 Name:
                                                 Title:  Director


                                            COMERICA BANK,

                                               by
                                                 /s/ EMMANUEL M. SKEVOFILAX
                                                 --------------------------
                                                 Name:
                                                 Title: Assistant Vice President


                                            COOPERATIVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH,

                                               by
                                                 /s/ DANA W. HEMENWAY
                                                 --------------------------
                                                 Name:
                                                 Title: Vice President

                                               by
                                                 /s/ W. PIETER C. KODDE
                                                 --------------------------
                                                 Name:
                                                 Title: Vice President


                                            DRESDNER BANK AG, New York Branch
                                            and Grand Cayman Branch,

                                               by
                                                 /s/ BEVERLY G. CASON
                                                 -------------------------
                                                 Name:
                                                 Title: Vice President

                                               by
                                                 /s/ BRIGITTE SACIN
                                                 -------------------------
                                                 Name:
                                                 Title: Assistant Treasurer

                                            FIRST UNION NATIONAL BANK,

                                               by
                                                 /s/ MARK B. FELKER
                                                 -------------------------
                                                 Name:
                                                 Title: Senior Vice President


                                            FLEET NATIONAL BANK,

                                               by
                                                 /s/ DOROTHY W. BAMBACH
                                                 -------------------------
                                                 Name:
                                                 Title: Senior Vice President


                                            NATEXIS BANQUE (previously known
                                            as Banque Francaise Du Commerce
                                            Exterieur),

                                               by
                                                 /s/ LAIN A. WHYTE
                                                 -------------------------
                                                 Name:
                                                 Title: Vice President

                                               by
                                                 /s/ DANIEL TOUFFU
                                                 -------------------------
                                                 Name:
                                                 Title: First VP and Regional
                                                        Manager


                                            THE BANK OF NOVA SCOTIA,

                                               by
                                                 /s/ JOHN QUICK
                                                 -------------------------
                                                 Name:
                                                 Title: Senior Relationship
                                                        Manager


                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED,

                                               by
                                                 /s/ YOSHIO MINATO
                                                 -------------------------
                                                 Name:
                                                 Title: Deputy General Manager

                                            THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION,

                                               by
                                                 /s/ BEATRICE E. KOSSODO
                                                 -------------------------
                                                 Name:
                                                 Title: Senior Vice President


                                            THE ROYAL BANK OF SCOTLAND PLC,

                                               by
                                                 /s/ DEREK BONNAR
                                                 -------------------------
                                                 Name:
                                                 Title: Vice President


                                            UNION BANK OF CALIFORNIA, N.A.,

                                               by
                                                 /s/ WANDA HEADRICK
                                                 -------------------------
                                                 Name:
                                                 Title: Vice President


                                            WACHOVIA BANK, N.A.,

                                               by
                                                 /s/ DAVID K. ALEXANDER
                                                 -------------------------
                                                 Name:
                                                 Title: Senior Vice President

                                                                      SCHEDULE I
Departing Lenders
-----------------


1.      BANQUE PARIBAS
2.      COMERICA BANK


Continuing Lenders
------------------


1.      BANK OF TOKYO-MITSUBISHI TRUST COMPANY
2.      COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
        "RABOBANK NEDERLAND", New York Branch
3.      DRESDNER BANK AG, New York Branch and Grand Cayman Branch,
4.      FIRST UNION NATIONAL BANK
5.      FLEET NATIONAL BANK
6.      NATEXIS BANQUE (previously known as Banque Francaise Du Commerce
        Exterieur)
7.      THE BANK OF NOVA SCOTIA
8.      THE INDUSTRIAL BANK OF JAPAN, LIMITED
9.      THE MITSUBISHI TRUST AND BANKING CORPORATION
10.     THE ROYAL BANK OF SCOTLAND PLC
11.     UNION BANK OF CALIFORNIA, N.A.
12.     WACHOVIA BANK, N.A.

                                        Exhibit A to the Effectiveness Agreement


                               CATALYTICA, INC.

                       CATALYTICA PHARMACEUTICALS, INC.



                                 $175,000,000

                               Credit Agreement

                          Dated as of July 31, 1997,
                     as Amended as of January 6, 1998, and
                    Amended and Restated as of June 4, 1998




                           The Lenders Party Hereto





                           The Chase Manhattan Bank
                            as Administrative Agent
                          and as Documentation Agent

                             Chase Securities Inc.
                                  as Arranger

________________________________________________________________________________

         CHASE
________________________________________________________________________________

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.   Defined Terms..............................................   1
SECTION 1.02.   Classification of Loans and Borrowings.....................  23
SECTION 1.03.   Terms Generally............................................  23
SECTION 1.04.   Accounting Terms; GAAP.....................................  24


                                  ARTICLE II

                                  The Credits
                                  -----------

SECTION 2.01.   Redesignation of $25,000,000 of Loans; Commitments.........  24
SECTION 2.02.   Loans and Borrowings.......................................  25
SECTION 2.03.   Requests for Borrowings....................................  25
SECTION 2.04.   Letters of Credit..........................................  26
SECTION 2.05.   Funding of Borrowings......................................  30
SECTION 2.06.   Interest Elections.........................................  30
SECTION 2.07.   Termination and Reduction of Commitments...................  32
SECTION 2.08.   Repayment of Loans; Evidence of Debt.......................  32
SECTION 2.09.   Amortization of Term Loans.................................  33
SECTION 2.10.   Prepayment of Loans........................................  34
SECTION 2.11.   Fees.......................................................  35
SECTION 2.12.   Interest...................................................  36
SECTION 2.13.   Alternate Rate of Interest.................................  36
SECTION 2.14.   Increased Costs............................................  37
SECTION 2.15.   Break Funding Payments.....................................  38
SECTION 2.16.   Taxes......................................................  38
SECTION 2.17.   Payments Generally; Pro Rata Treatment; Sharing of Setoffs.  40
SECTION 2.18.   Mitigation Obligations; Replacement of Lenders.............  41


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.   Organization; Powers.......................................  42
SECTION 3.02.   Authorization; Enforceability..............................  42
SECTION 3.03.   Governmental Approvals; No Conflicts.......................  43
SECTION 3.04.   Financial Condition; No Material Adverse Change............  43
SECTION 3.05.   Properties.................................................  44
SECTION 3.06.   Litigation and Environmental Matters.......................  44
SECTION 3.07.   Compliance with Laws and Agreements........................  45

SECTION 3.08.   Investment and Holding Company Status......................  45
SECTION 3.09.   Taxes......................................................  45
SECTION 3.10.   ERISA......................................................  45
SECTION 3.11.   Disclosure.................................................  45
SECTION 3.12.   Subsidiaries...............................................  46
SECTION 3.13.   Insurance..................................................  46
SECTION 3.14.   Labor Matters..............................................  46
SECTION 3.15.   Solvency...................................................  46
SECTION 3.16.   Security Documents.........................................  47
SECTION 3.17.   Federal Reserve Regulations................................  48
SECTION 3.18.   Year 2000..................................................  48


                                  ARTICLE IV

                                  Conditions
                                  ----------

SECTION 4.01.   [Intentionally Omitted]....................................  48
SECTION 4.02.   Each Credit Event..........................................  49


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

SECTION 5.01.   Financial Statements and Other Information.................  49
SECTION 5.02.   Notices of Material Events.................................  51
SECTION 5.03.   Information Regarding Collateral...........................  52
SECTION 5.04.   Existence; Conduct of Business.............................  52
SECTION 5.05.   Payment of Obligations.....................................  53
SECTION 5.06.   Maintenance of Properties..................................  53
SECTION 5.07.   Insurance..................................................  53
SECTION 5.08.   Casualty and Condemnation..................................  54
SECTION 5.09.   Books and Records; Inspection and Audit Rights.............  54
SECTION 5.10.   Compliance with Laws.......................................  55
SECTION 5.11.   Use of Proceeds and Letters of Credit......................  55
SECTION 5.12.   Additional Restricted Subsidiaries.........................  55
SECTION 5.13.   Further Assurances.........................................  55


                                  ARTICLE VI

                              Negative Covenants
                              ------------------
SECTION 6.01.   Indebtedness; Certain Equity Securities....................  56
SECTION 6.02.   Liens......................................................  57
SECTION 6.03.   Fundamental Changes........................................  58
SECTION 6.04.   Investments, Loans, Advances, Guarantees and Acquisitions..  59
SECTION 6.05.   Asset Sales................................................  60

SECTION 6.06.   Sale and Lease-Back Transactions...........................  61
SECTION 6.07.   Hedging Agreements.........................................  62
SECTION 6.08.   Restricted Payments........................................  62
SECTION 6.09.   Transactions with Affiliates...............................  62
SECTION 6.10.   Restrictive Agreements.....................................  62
SECTION 6.11.   Sterile Facility Pay-Out...................................  63
SECTION 6.12.   Amendment of Material Documents............................  63
SECTION 6.13.   Capital Expenditures.......................................  63
SECTION 6.14.   Leverage Ratio.............................................  64
SECTION 6.15.   Consolidated Interest Expense Coverage Ratio...............  64



                                  ARTICLE VII

                               Events of Default...........................  64
                               -----------------

                                 ARTICLE VIII

                           The Administrative Agent........................  67
                           ------------------------


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

SECTION 9.01.   Notices....................................................  69
SECTION 9.02.   Waivers; Amendments........................................  70
SECTION 9.03.   Expenses; Indemnity; Damage Waiver.........................  71
SECTION 9.04.   Successors and Assigns.....................................  72
SECTION 9.05.   Survival...................................................  75
SECTION 9.06.   Counterparts; Integration; Effectiveness...................  75
SECTION 9.07.   Severability...............................................  75
SECTION 9.08.   Right of Setoff............................................  75
SECTION 9.09.   Governing Law; Jurisdiction; Consent to Service of Process.  76
SECTION 9.10.   Waiver of Jury Trial.......................................  76
SECTION 9.11.   Headings...................................................  77
SECTION 9.12.   Confidentiality............................................  77
SECTION 9.13.   Interest Rate Limitation...................................  77

SCHEDULES:
---------

Schedule 1.01(a)    -   Mortgaged Properties
Schedule 2.01       -   Commitments and Loans Outstanding
Schedule 3.05       -   Real Property
Schedule 3.06       -   Disclosed Matters
Schedule 3.12       -   Subsidiaries
Schedule 3.13       -   Insurance
Schedule 3.16(d)    -   Mortgage Filing Offices
Schedule 6.01       -   Existing Indebtedness
Schedule 6.02       -   Existing Liens
Schedule 6.04       -   Existing Investments
Schedule 6.10       -   Existing Restrictions

EXHIBITS:
--------

Exhibit A           -   Form of Assignment and Acceptance
Exhibit A-1         -   Form of Administrative Questionnaire
Exhibit B           -   Form of Opinion of Borrower's Counsel
Exhibit C           -   Form of Opinion Local Counsel
Exhibit D           -   Parent Guarantee Agreement
Exhibit E           -   Guarantee Agreement
Exhibit F           -   Indemnity, Subrogation and Contribution Agreement
Exhibit G           -   Pledge Agreement
Exhibit H           -   Security Agreement
Exhibit I           -   Form of Mortgage
Exhibit J           -   Form of Amendment of Deed of Trust
Exhibit K           -   Form of Reaffirmation Agreement

                        CREDIT AGREEMENT dated as of July 31, 1997, as amended
                as of January 6, 1998, and amended and restated as of June 4, 1998, among CATALYTICA, INC., a Delaware corporation, CATALYTICA PHARMACEUTICALS, INC., a Delaware corporation, as Borrower, the LENDERS party hereto and THE CHASE MANHATTAN BANK, as Administrative Agent, as Collateral Agent, as Documentation Agent and as Issuing Bank.


          The Borrower (such term and each other capitalized term used but not defined herein having the meaning assigned to it in Article I), Catalytica, the Administrative Agent, the Collateral Agent, the Documentation Agent, the Issuing Bank and the Lenders are parties to a Credit Agreement dated as of July 31, 1997, as amended as of January 6, 1998 (as in effect immediately prior to the effectiveness of the transactions contemplated by this Agreement, the "Original
                                                                       --------
Credit Agreement"), pursuant to which such Lenders (a) committed to make
----------------
Revolving Loans to the Borrower at any time and from time to time prior to the Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $75,000,000 less the LC Exposure at such time and (b) made Term Loans to the Borrower in an aggregate principal amount of $125,000,000, $25,000,000 of which was subsequently prepaid in accordance with the prepayment procedures set forth in the Original Credit Agreement.

          The Borrower has requested that the Original Credit Agreement be amended in order (a) to redesignate $25,000,000 of the Term Loans outstanding as of the Restatement Date to be an equal amount of Revolving Loans and in connection therewith increase the Revolving Commitments by an aggregate amount of $25,000,000 and (b) to effect certain other changes.

          The Lenders are willing to amend the Original Credit Agreement for such purposes and to restate the Original Credit Agreement as so amended in the form hereof, subject to the terms and conditions hereinafter set forth.

          Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         --------------
following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Acquired EBITDA" means, with respect to any Acquired Entity or
           ---------------
Business or any Sold Entity or Business for any period, the sum of the amounts for such period of net income or loss of such Acquired Entity or Business or Sold Entity or Business determined on a consolidated basis in accordance with GAAP, plus, without duplication and to the extent deducted from revenues in determining such consolidated net income or loss, the sum of (a) the aggregate amount of interest expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations but excluding capitalized interest included as an addition to property, plant and equipment or other capital expenditure for tangible assets in accordance with GAAP), accrued or paid by such Acquired Entity or Business or Sold Entity or Business and its subsidiaries during such period, in each case as determined on a consolidated basis in accordance with GAAP, (b) the aggregate amount of letter of credit fees paid during such period,
(c) the aggregate amount of income tax expense for such period, (d) all amounts attributable to depreciation, amortization and other similar non-cash charges for such period and (e) all extraordinary charges during such period, and minus, without duplication and to the extent added to revenues in determining such consolidated net income or loss for such period, all extraordinary gains during such period, with all of the foregoing determined on a consolidated basis with respect to such Acquired Entity or Business or Sold Entity or Business in accordance with GAAP.

          "Acquired Entity or Business" has the meaning assigned to such term in
           ---------------------------
the definition of Adjusted Consolidated EBITDA.

          "Acquired Facilities" means (a) certain real property consisting of 17
           -------------------
separate parcels of land consisting of approximately 582 acres, located in Greenville, North Carolina, including (i) all rights, privileges and easements appurtenant to such property and (ii) all the improvements and fixtures located on such property, (b) certain machinery, equipment, furniture, fixtures, transportation, maintenance and distribution equipment, waste treatment facilities, computers, analytical equipment, instruments, communication equipment, control systems, spare parts, supplies, materials and other items of tangible personal property, (c) certain motor vehicles and (d) certain intellectual and other property, in each case as specified in the Asset Purchase Agreement.

          "Acquisition" means the acquisition, pursuant to the Asset Purchase
           -----------
Agreement, by the Borrower from GWI of the Acquired Facilities for consideration consisting of (a) $246,600,000 in cash (subject to adjustments as provided in the Asset Purchase Agreement) payable by the Borrower to GWI, (b) the issuance to GWI on the Effective Date of (i) 250,000 shares of the Junior Preferred Stock and (ii) the Warrants and (c) the payment by the Borrower to GWI from time to time after the Effective Date of the Sterile Facility Pay-Out.

          "Acquisition Documents" means the Asset Purchase Agreement, the Junior
           ---------------------
Preferred Purchase Agreement, the Warrant Purchase Agreement, the Investment Agreement, the Share Exchange Agreement, the Supply Agreement and any other document entered into in connection with the Acquisition to which the Borrower, Catalytica, MSCP or GWI is a party.

          "Adjusted Consolidated EBITDA" means, for any period, Consolidated
           ----------------------------
EBITDA for such period, calculated by (a) including in the determination thereof the Acquired EBITDA of any Person, property, business or asset in Catalytica's, the Borrower's or any Restricted Subsidiary's line of business acquired pursuant to a transaction permitted under Section 6.04 and not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) by Catalytica, the Borrower or any of the Restricted Subsidiaries during such period (each such Person, property, business or asset in Catalytica's, the Borrower's or any Restricted Subsidiary's line of business acquired and not subsequently so disposed of, an "Acquired Entity or Business"), based on the actual Acquired EBITDA of such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) and (b) excluding in the determination thereof the Acquired EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of by Catalytica, the Borrower or any of the Restricted Subsidiaries during such period (each such Person, property, business or asset so sold or disposed of, a "Sold Entity or Business") based on the actual Acquired EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer or disposition).

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Advanced Sensor" means Advanced Sensor Devices, Inc., a California
           ---------------
corporation.

          "Advanced Technologies" means Catalytica Advanced Technologies, Inc.,
           ---------------------
a Delaware corporation.

          "Advisory Compensation" means the issuance by Catalytica of 150,000
           ---------------------
shares of common stock of Catalytica to Lehman Brothers Inc. for services rendered in connection with the Acquisition.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

          "Amendment of Deed of Trust" means the Amendment of Deed of Trust,
           --------------------------
substantially in the form of Exhibit J, by and between the Collateral Agent and the Borrower.

          "Applicable Percentage" means, with respect to any Revolving Lender,
           ---------------------
the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments made in accordance with Section 9.04.

          "Applicable Rate" means, for any day with respect to any ABR Loan or
           ---------------
Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided
                                                                        --------
that (i) until the third day after the delivery to the Administrative Agent, pursuant to Section 5.01, of Catalytica's consolidated financial statements for the fiscal quarter ending September 30, 1998, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 3:


                                                    ABR          Eurodollar        Commitment Fee
                                                  -------        -----------       ---------------
        Leverage Ratio:                           Spread           Spread               Rate
        ---------------                           -------        -----------       ---------------

        Category 1
        ----------
Equal to or greater than 3.50 to 1.00                .50%              1.50%                 .375%

        Category 2
        ----------
Less than 3.50 to 1.00 but equal to or greater
 than 3.00 to 1.00                                   .25%              1.25%                 .375%

        Category 3
        ----------
Less than 3.00 to 1.00 but equal to or greater
 than 2.50 to 1.00                                  0.00%              1.00%                  .25%

        Category 4
        ----------
Less than 2.50 to 1.00                              0.00%               .75%                  .25%



          For purposes of the foregoing, (a) the Leverage Ratio shall be determined as at the last day of each fiscal quarter of Catalytica's fiscal year based upon Catalytica's consolidated financial statements delivered pursuant to
Section 5.01(a) or (b) and (b) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the third day (such day, the "Applicable Rate Determination Date") after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that
                                                                  --------
the Leverage Ratio shall be deemed to be in Category 1 (i) at any time that an Event of Default (other than an Event of Default described in paragraph (e) of Article VII) has occurred and is continuing or (ii) if Catalytica fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "Assessment Rate" means, for any day, the annual assessment rate in
           ---------------
effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of
                                             --------
any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

          "Asset Purchase Agreement" means the Asset Purchase Agreement dated as
           ------------------------
of June 25, 1997, among GWI, the Borrower and Catalytica.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate
           ------------
multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means Catalytica Pharmaceuticals, Inc., a Delaware
           --------
corporation.

          "Borrowing" means Loans of the same Class and Type, made, converted or
           ---------
continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for a Borrowing or
           -----------------
Borrowings in accordance with Section 2.03.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan,
                  --------
the term "Business Day" shall also exclude any day on which banks are not open
          ------------
for dealings in dollar deposits in the London interbank market.

          "Capital Expenditures" means, for any period, without duplication, (a)
           --------------------
the additions to property, plant and equipment and other capital expenditures for tangible assets of Catalytica, the Borrower and the Restricted Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of Catalytica as additions to property, plant and equipment or other capital expenditures for such period prepared in accordance with GAAP and (b) Capital Lease Obligations with respect to property, plant and equipment and other tangible assets that are incurred by Catalytica, the Borrower and the Restricted Subsidiaries during such period.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Catalytica" means Catalytica, Inc., a Delaware corporation.
           ----------

          "Catalytica Bayview" means Catalytica Bayview, Inc., a Delaware
           ------------------
corporation.

          "Catalytica Combustion" means Catalytica Combustion Systems, Inc., a
           ---------------------
Delaware corporation.

          "Catalytica Combustion Release Date" means, so long as no Event of
           ----------------------------------
Default or Default that upon lapse of time would become an Event of Default under paragraph (b) of Article VII has occurred and is continuing, the date on which (a) Catalytica Combustion has received at least $10,000,000 in Net Proceeds from the issuance after the date of this Agreement of its capital stock to any Person other than Catalytica or its subsidiaries, (b) Catalytica Combustion and its subsidiaries have repaid in full all Indebtedness arising after the date of this Agreement and owed by any of them to, and returned in full the amount of any investment made in any of them after the date of this Agreement by, Catalytica, the Borrower or any Restricted Subsidiary (other than Catalytica Combustion and its subsidiaries), provided that Catalytica may
                                             --------
instead contribute on or after the Catalytica Combustion Release Date additional capital to Catalytica Combustion in the form of notes that evidence up to $4,250,000 in the aggregate of intercompany loans made by Catalytica to Catalytica Combustion and its subsidiaries after the date of this Agreement, and
(c) all Guarantees by Catalytica, the Borrower or any Restricted Subsidiary (other than Catalytica Combustion and its subsidiaries) of obligations of Catalytica Combustion or any of its subsidiaries (other than any such Guarantees that (i) constitute Indebtedness permitted by Section 6.01 and (ii) are permitted under Section 6.04(i)) shall have been irrevocably released in full.

          "CERCLA" means the Comprehensive Environmental Response, Compensation,
           ------
and Liability Act, 42 U.S.C. (S) 9601 et seq.

          "Change in Control" means (a) at any time, the acquisition of
           -----------------
ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than MSCP and its Affiliates, of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Catalytica or (b) at any time, occupation of a majority of the seats (other than vacant seats) on the board of directors of Catalytica by Persons who were neither (i) nominated or appointed by the board of directors of Catalytica nor (ii) nominated or appointed by directors so nominated or appointed.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or Term Commitment.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document.

          "Commitment" means a Revolving Commitment or Term Commitment, or any
           ----------
combination thereof (as the context requires).

          "Commitment Letter" means the Commitment Letter dated June 25, 1997,
           -----------------
among The Chase Manhattan Bank, Chase Securities Inc. and Catalytica, Inc.

          "Consolidated Cash Interest Income" means, for any period, the cash
           ---------------------------------
interest income of Catalytica, the Borrower and the Restricted Subsidiaries during such period, determined on a consolidated basis (but excluding cash interest income attributable to the Unrestricted Subsidiaries) in accordance with GAAP.

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees paid during such period, (c) the aggregate amount of income tax expense for such period, (d) all amounts attributable to depreciation, amortization and other similar non-cash charges for such period,
(e) the amount of dividends and distributions (other than loans, advances or tax sharing payments) actually received in cash by Catalytica, the Borrower or any of the Restricted Subsidiaries from any Unrestricted Subsidiary during such period, (f) all amounts attributable to other non-cash charges for such period, excluding all such charges, for purposes of this clause (f), to the extent they relate to cash disbursements reasonably expected to be made prior to the Maturity Date (such excluded charges, the "Excluded Non-Cash Charges") and (g) all extraordinary charges during such period, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, (i) all extraordinary gains during such period and (ii) non-cash items during such period, excluding any items that represent the reversal of any Excluded Non-Cash Charges in any prior period, with all of the foregoing determined on a consolidated basis (but excluding the amounts referred to in the clauses above (except clause (e)) attributable to the Unrestricted Subsidiaries) with respect to Catalytica, the Borrower and the Restricted Subsidiaries in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, the interest
           -----------------------------
expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations but excluding capitalized interest included as a Capital Expenditure), accrued or paid by Catalytica, the Borrower and the Restricted Subsidiaries during such period, determined on a consolidated basis (but excluding the interest expense attributable to the Unrestricted Subsidiaries) in accordance with GAAP.

          "Consolidated Net Income" means, for any period, net income or loss of
           -----------------------
Catalytica, the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis (but excluding net income or loss attributable to the Unrestricted Subsidiaries) in accordance with GAAP, provided that, except for purposes of the definition of the term "Leverage Ratio", there shall be excluded the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Catalytica, the Borrower or any of the Restricted Subsidiaries or the date that Person's assets are acquired by Catalytica, the Borrower or any of the Restricted Subsidiaries.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Deed of Easement" means the Deed of Easement dated as of July 30,
           ----------------
1997, among the Borrower and GWI.

          "Default" means any event or condition that constitutes an Event of
           -------
Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means July 31, 1997.
           --------------

          "Effectiveness Agreement" means the Effectiveness Agreement dated as
           -----------------------
of June 4, 1998, among Catalytica, the Borrower, Continuing Lenders (as defined therein), the Departing Lenders (as defined therein), the Administrative Agent, the Collateral Agent and the Issuing Bank.

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters arising in connection with Hazardous Materials.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, natural resource damage, costs of environmental investigation, monitoring or remediation, administrative oversight costs, fines, penalties or indemnities), of Catalytica, the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equity Financing" means (a) the contribution by MSCP to Catalytica of
           ----------------
an aggregate cash amount of not less than $120,000,000 in exchange for MSCP Stock and (b) the contribution by Catalytica to the Borrower as common equity of the amount so received by Catalytica.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability (other than for premiums under Section 4007 (a) of ERISA) under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise Taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any withholding Tax that is imposed on amounts payable to such Foreign Lender under this Agreement because of its failure to comply with Section 2.16(e) unless (and to the extent that) (i) such withholding Tax liability arises or is increased by reason of a Change in Law occurring after such Foreign Lender becomes a Lender under this Agreement or (ii) such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office or assignment, to receive additional amounts from the Borrower with respect to such withholding Tax liability pursuant to Section 2.16(a).

          "Existing Indebtedness" means the principal of and interest on and all
           ---------------------
other amounts (including prepayment penalties) due with respect to the Existing Security and Loan Agreement.

          "Existing Loan and Security Agreement" means the Loan and Security
           ------------------------------------
Agreement dated as of November 18, 1994, among Catalytica Bayview and Silicon Valley Bank, as amended by the Loan Modification Agreement dated as of November 30, 1995, and the Amendment to the Loan and Security Agreement dated as of September 24, 1996.

          "Existing Preferred Stock" means (a) the 3,400,000 shares of Series A
           ------------------------
Preferred Stock of the Borrower and (b) the 150,000 shares of Series B Preferred Stock of the Borrower.

          "FD&C Act" means the Federal Drug and Cosmetic Act, as amended, and
           --------
the rules and regulations thereunder.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower or of Catalytica, as the case may be.

          "Financing Transactions" means (a) the execution, delivery and
           ----------------------
performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans and the issuance of Letters of Credit hereunder and (b) the Equity Financing.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than the United States of America, a State thereof or the District of Columbia.

          "Foreign Subsidiary" means any Subsidiary that is organized under the
           ------------------
laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term "Guarantee" shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means the Guarantee Agreement, annexed hereto as
           -------------------
Exhibit E, dated as of the Effective Date, by and between the Subsidiary Loan Parties and the Collateral Agent for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time.

          "Guaranteed Revenues" shall have the meaning assigned to such term in
           -------------------
the Supply Agreement.

          "GWI" means Glaxo Wellcome Inc., a North Carolina  corporation.
           ---

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under
Section 101(14) of CERCLA.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Inactive Subsidiary" means any Subsidiary that (a) has total assets
           -------------------
not in excess of $50,000, (b) conducts no business and (c) has no Indebtedness other than (in the case of Advanced Sensor) Indebtedness owed to a Loan Party.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business and the Sterile Facility Pay-Out), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (provided that if the obligations so secured have not been assumed by such Person, such obligations shall be deemed to be in an amount equal to the lesser of (i) the fair market value of such property, as determined in good faith by the board of directors of such Person, and (ii) the amount of such obligations),
(f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is legally liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indemnity, Subrogation and Contribution Agreement" means the
           -------------------------------------------------
Indemnity, Subrogation and Contribution Agreement, annexed hereto as Exhibit F, dated as of the Effective Date, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
of the Borrower dated May 1998.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.06.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the
           ---------------------
last Business Day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each Business Day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter or, subject to availability from all Lenders as determined by the Administrative Agent, nine or twelve months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a
       --------
Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.
For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent Interest Rate Election for such Borrowing.

          "Investment Agreement" means the Investment Agreement dated as of June
           --------------------
25, 1997, between Catalytica and MSCP.

          "Issuing Bank" means The Chase Manhattan Bank, in its capacity as the
           ------------
issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate; provided that, at
                                                            --------
the time any such Letter of Credit is issued by any such Affiliate, demand deposits made with such Affiliate shall have a credit rating of not less than the credit rating of demand deposits made with The Chase Manhattan Bank.

          "Junior Preferred Purchase Agreement" means the Stock Purchase
           -----------------------------------
Agreement dated as of June 25, 1997, among the Borrower, Catalytica and GWI.

          "Junior Preferred Stock" means the Series 1 Junior Preferred Stock of
           ----------------------
the Borrower.

          "LC Availability Period" means the period from and including the
           ----------------------
Effective Date to but excluding the earlier of (a) the date that is five Business Days prior to the Maturity Date and (b) the date of termination of the Revolving Commitments.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed (from the proceeds of a Borrowing or otherwise) by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance permitted under Section 9.04, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement.

          "Leverage Ratio" means, on any date, the ratio of (a) Total Debt as of
           --------------
such date minus cash and Permitted Investments in excess of $1,000,000 set forth
          -----
(or that would be set forth) on a consolidated balance sheet (but excluding the cash and Permitted Investments attributable to the Unrestricted Subsidiaries) of Catalytica, the Borrower and the Restricted Subsidiaries as of such date to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters (except as otherwise specified in Section 6.14(a) or (b)) of Catalytica most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means this Agreement, the Effectiveness Agreement,
           --------------
the Letters of Credit, the Parent Guarantee Agreement, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Reaffirmation Agreement and the Security Documents.

          "Loan Parties" means Catalytica, the Borrower and the Subsidiary Loan
           ------------
Parties.

          "Loans" means the loans made and to be made by the Lenders to the
           -----
Borrower pursuant to this Agreement.

          "Margin Stock" shall have the meaning assigned to such term in
           ------------
Regulation U.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations, properties, financial condition, contingent liabilities (including but not limited to potential environmental liabilities), prospects or material agreements of or relating to Catalytica, the Borrower and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its material obligations under any Loan Document or (c) the material rights of or benefits available to the Lenders under any Loan Document.

          "Material GWI Occupancy" means, as of the date of any Borrowing, that
           ----------------------
(a) GWI has been occupying a portion of the Acquired Facilities pursuant to the Deed of Easement for a period of at least fifteen consecutive days immediately prior to the date of such Borrowing and, as a result thereof, the Guaranteed Revenues could reasonably be expected to be reduced by at least $10,000,000, taking into reasonable account all pertinent factors, and (b) the Guaranteed Revenues that are to be paid after such date exceed $50,000,000.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Catalytica, the Borrower and the Restricted Subsidiaries in an aggregate principal amount exceeding $3,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Catalytica, the Borrower or any Restricted Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Catalytica, the Borrower or such Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Maturity Date" means June 4, 2003.
           -------------

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Mortgage" means a mortgage, deed of trust, assignment of leases and
           --------
rents, leasehold mortgage or other security document, substantially in the form of Exhibit I, granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

          "Mortgaged Property" means, initially, each parcel of real property
           ------------------
and the improvements thereto owned by a Loan Party (other than a Non-Borrower Subsidiary) that is identified on Schedule 1.01(a), and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

          "MSCP" means (a) Morgan Stanley Capital Partners III, L.P., a Delaware
           ----
limited partnership, (b) MSCP III 892 Investors L.P., a Delaware limited partnership, and (c) Morgan Stanley Capital Investors, L.P., a Delaware limited partnership.

          "MSCP Stock" means convertible Class A Common Stock and Class B Common
           ----------
Stock issued by Catalytica to MSCP pursuant to the Investment Agreement.

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Proceeds" means, with respect to any event or series of related
           ------------
events (other than (1) any sale, transfer or other disposition or any series of related sales, transfers or other dispositions of any property or assets if the aggregate proceeds from such sale, transfer or other disposition or from such series of related sales, transfers or other dispositions are not in excess of $500,000 and (2) other dispositions resulting in aggregate proceeds of not in excess of $2,000,000 in any fiscal year) (a) the cash proceeds received in respect of such event or series of events, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds in excess of $2,000,000, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments in excess of $2,000,000; in each case net of (b) the sum of (i) all fees and out-of-pocket expenses reasonably incurred (and payable during the year in which such event occurred or the next succeeding year) or paid by Catalytica, the Borrower and/or the Restricted Subsidiaries to third parties in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or other insured damage or condemnation or similar proceeding), the amount of all payments required to be made by Catalytica, the Borrower and the Restricted Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes that are directly attributable to such event and are paid (or reasonably estimated to be payable) by Catalytica, the Borrower and/or the Restricted Subsidiaries, and the amount of any reserves established by Catalytica, the Borrower and/or the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable in connection with such event, in each case during the year in which such event occurred or the next succeeding year (as determined reasonably and in good faith by the chief financial officer of the Borrower, provided that, to the extent and
                                                --------
at the time any such unexpended amounts are released from any such reserve, such amounts shall constitute Net Proceeds); provided, however, that, with respect to
                                        --------  -------
any sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or, subject to Section 5.08, a casualty or other insured damage or condemnation or similar proceeding), if (A) the Borrower intends, and (B) in the case of any such sale, transfer or other disposition the proceeds of which exceed $5,000,000, the Borrower delivers a certificate of a Financial Officer to the Administrative Agent at the time of such sale, transfer or other disposition setting forth the Borrower's intent, to use the proceeds of such sale, transfer or other disposition to acquire or repair assets to be used in the same line of business within 365 days of receipt of such proceeds, and no Event of Default shall have occurred and shall be continuing at the time of such sale, transfer or other disposition or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Proceeds except (x) to the extent not so used at the end of such 365-day period or (y) in the case of insurance proceeds from a casualty, if the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent before the end of such 365-day period certifying that the Borrower has begun (and is diligently proceeding with) repairing, restoring or replacing such assets within 365 days after the end of the first such 365-day period, to the extent such proceeds are not so used at the end of such second 365-day period, at which time such proceeds shall be deemed Net Proceeds at the end of the second such 365-day period.

          "Non-Borrower Subsidiary" means any Subsidiary other than any
           -----------------------
Subsidiary of the Borrower.

          "Obligations" has the meaning assigned to such term in (a) the
           -----------
Security Agreement and (b) the Pledge Agreement.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
(including leases that may be terminated by the lessee at any time) by such person of any property (whether real, personal or mixed) that is not required to be classified and accounted for as a capital lease on such person's balance sheet in accordance with GAAP, other than any such lease under which such person is the lessor.

          "Original Credit Agreement" has the meaning assigned to such term in
           -------------------------
the first paragraph of the preliminary statement of this Agreement.

          "Other Taxes" means any and all current or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "Parent Guarantee Agreement" means the Parent Guarantee Agreement,
           --------------------------
annexed hereto as Exhibit D, dated as of the Effective Date, by and between Catalytica and the Collateral Agent for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Perfection Certificate" means a certificate in the form of Annex 2 to
           ----------------------
the Security Agreement or any other form approved by the Administrative Agent.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for Taxes that are not yet delinquent or are being contested in compliance with Section 5.04;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws and other similar laws and regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

          (f) easements, zoning restrictions, restrictions on use, rights-of-way, encumbrances not securing monetary obligations and covered by title insurance and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of Catalytica, the Borrower or any Restricted Subsidiary;

          (g) Liens of sellers of goods arising under Article 2 of the Uniform Commercial Code or other provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price therefor; and

          (h) exceptions and encumbrances covered in Schedule B to title insurance policies being issued to insure the Lien of each Mortgage.

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of A1 or better from S&P or P1 or better from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank that has a combined capital and surplus and undivided profits of not less than $250,000,000 or a rating of A1 or better from S&P or P1 or better from Moody's;

          (d) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State having, at such date of acquisition, a rating of at least AA by S&P and Aa2 by Moody's, in each case maturing within one year after the date of acquisition thereof;

          (e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution (whether or not a commercial bank) satisfying the criteria described in clause (c) above; and

          (f) other investment instruments approved in writing by the Required Lenders.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, limited partnership, partnership, Governmental Authority or other entity.

          "Pfizer" means Pfizer, Inc., a Delaware corporation.
           ------

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" means the Pledge Agreement, annexed hereto as
           ----------------
Exhibit G, dated as of the Effective Date, as amended by the Reaffirmation Agreement, among Catalytica, the Borrower, the Restricted Subsidiaries that are party thereto and the Collateral Agent for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time.

          "Prepayment Event" means:
           ----------------

          (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of Catalytica, the Borrower or any Restricted Subsidiary, other than dispositions described in
     Section 6.05 (other than Section 6.05(c)); or

          (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Catalytica, the Borrower or any Restricted Subsidiary; or

          (c) the incurrence by Catalytica, the Borrower or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted by
     Section 6.01(a).

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Reaffirmation Agreement" means the Reaffirmation Agreement,
           -----------------------
substantially in the form of Exhibit K, among Catalytica, the Borrower, the Restricted Subsidiaries that are party thereto and the Administrative Agent and Collateral Agent for the benefit of the Secured Parties.

          "Register" has the meaning set forth in Section 9.04(c).
           --------

          "Regulation U" shall mean Regulation U of the Board as from time to
           ------------
time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation X" shall mean Regulation X of the Board as from time to
           ------------
time in effect and all official rulings and interpretations thereunder or thereof.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

          "Release" has the meaning set forth in Section 101(22) of CERCLA.
           -------

          "Required Lenders" means, at any time, Lenders having Revolving
           ----------------
Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

          "Restatement Date" means the Restatement Date as defined in the
           ----------------
Effectiveness Agreement.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of Catalytica, the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of (a) any such shares of capital stock of Catalytica, the Borrower or any Restricted Subsidiary or (b) any option, warrant or other right to acquire any such shares of capital stock of Catalytica, the Borrower or any Restricted Subsidiary.

          "Restricted Subsidiary" means (a) prior to the Catalytica Combustion
           ---------------------
Release Date, any Subsidiary and (b) after the Catalytica Combustion Release Date, any Subsidiary that is not an Unrestricted Subsidiary.

          "Revolving Availability Period" means the period from and including
           -----------------------------
the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender's Revolving Commitment as of the Restatement Date or as of the date such Lender became a Revolving Lender, as applicable, is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders' Revolving Commitments as of the Restatement Date is $100,000,000.

          "Revolving Exposure" means, with respect to any Lender at any time,
           ------------------
the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

          "Revolving Lender" means a Lender with a Revolving Commitment or, if
           ----------------
the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

          "Revolving Loan" means a Loan made pursuant to clause (b) of Section
           --------------
2.01.

          "S&P" means Standard & Poor's Ratings Service.
           ---

          "Secured Parties" shall have the meaning assigned to such term in the
           ---------------
Security Agreement.

          "Security Agreement" means the Security Agreement, annexed hereto as
           ------------------
Exhibit H, dated as of the Effective Date, as amended by the Reaffirmation Agreement, among Catalytica, the Borrower, each Subsidiary Loan Party that is a Subsidiary of the Borrower and the Collateral Agent for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time.

          "Security Documents" means the Security Agreement, the Pledge
           ------------------
Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

          "Share Exchange Agreement" means the share exchange agreement dated as
           ------------------------
of June 25, 1997, among Catalytica, the Borrower and GWI.

          "Sold Entity or Business" has the meaning assigned to such term in the
           -----------------------
definition of Adjusted Consolidated EBITDA.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and
(b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D or any successor regulation or law. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Sterile Facility Pay-Out" means the Borrower's payments to GWI from
           ------------------------
time to time after the Effective Date of an aggregate amount of up to $25,000,000, as provided in Exhibit F to the Asset Purchase Agreement; provided
                                                                       --------
that such payments shall be subject to the limitations set forth in Section
6.11.

          "Sterile Products Facility" means the building included in the
           -------------------------
Acquired Facilities used predominantly for the manufacture of sterile products.

          "Subordinated Indebtedness" means any Indebtedness of the Borrower or
           -------------------------
any Restricted Subsidiary that is subordinated in any manner in right of payment to any of the Obligations.

          "Subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, limited partnership, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, limited partnership, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any Subsidiary of Catalytica other than the
           ----------
Borrower, provided, however, that Genxon/tm Power Systems, LLC shall be deemed
          --------  -------
not to be a Subsidiary.

          "Subsidiary Loan Party" means any Subsidiary that is not (a) a Foreign
           ---------------------
Subsidiary or (b) an Inactive Subsidiary, provided, however, that Catalytica
                                          --------  -------
Combustion and its subsidiaries shall be deemed not to be Subsidiary Loan Parties after the Catalytica Combustion Release Date.

          "Supply Agreement" means the Supply Agreement dated as of July 31,
           ----------------
1997, among Catalytica, the Borrower and GWI.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Term Commitment" means, with respect to each Lender, the commitment,
           ---------------
if any, of such Lender to make a Term Loan pursuant to the Original Credit Agreement.

          "Term Loan" means a Loan made pursuant to clause (a) of Section 2.01
           ---------
of the Original Credit Agreement.

          "Term Loan Lender" means a Lender with a Term Commitment or an
           ----------------
outstanding Term Loan.

          "Three-Month Secondary CD Rate" means, for any day, the secondary
           -----------------------------
market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

          "Total Debt" means, as of any date of determination, without
           ----------
duplication, the aggregate principal amount of Indebtedness of Catalytica, the Borrower and the Restricted Subsidiaries outstanding as of such date, determined on a consolidated basis (but excluding the Indebtedness attributable to the Unrestricted Subsidiaries) in accordance with GAAP (other than Indebtedness of the type referred to in clause (h) of the definition of the term "Indebtedness", except to the extent of any unreimbursed drawings thereunder).

          "Transactions" means the Acquisition, the Financing Transactions, the
           ------------
execution of the Supply Agreement, the Advisory Compensation and the other transactions contemplated by the Acquisition Documents.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "Unrestricted Subsidiary" means, after the Catalytica Combustion
           -----------------------
Release Date, Catalytica Combustion and each of its subsidiaries.

          "Warrant Purchase Agreement" means the Warrant Purchase Agreement
           --------------------------
dated as of June 25, 1997, among Catalytica, the Borrower and GWI.

          "Warrants" means the warrants to purchase 2,000,000 shares of
           --------
Catalytica's common stock issued to GWI pursuant to the Warrant Purchase Agreement.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Classification of Loans and Borrowings.  For purposes
                         ---------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ----
"Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ----
(e.g., a "Eurodollar Revolving Loan").  Borrowings also may be classified and
-----
referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a
                      ----                                       ----
"Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving
                                              ----
Borrowing").

          SECTION 1.03.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) unless otherwise more definitely identified, all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04.  Accounting Terms; GAAP.  Except as otherwise expressly
                         -----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                   ARTICLE II

                                  The Credits
                                  -----------

          SECTION 2.01.  Redesignation of $25,000,000 of Loans; Commitments. (a)
                         ---------------------------------------------------
On the Restatement Date, $25,000,000 of the Term Loans outstanding under the Original Credit Agreement immediately prior to the Restatement Date shall be redesignated as Revolving Loans and the Revolving Commitments shall be increased by $25,000,000 in the aggregate such that, after giving effect to such redesignation of Loans and such increase of Commitments, the outstanding Term Loans and Revolving Loans and the Revolving Commitment for each Lender shall be as described on Schedule 2.01.

          (b) No Lender shall have an obligation to make any additional Term Loans, other than Term Loans made pursuant to continuations or conversions of Term Loans outstanding on the Restatement Date. Amounts repaid in respect of the Term Loans may not be reborrowed.

          (c) Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

          SECTION 2.02.  Loans and Borrowings.  (a)  Each Loan shall be made as
                         ---------------------
part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be
--------
responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.13, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request for such Borrowing in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) such
                                                      --------
branch or Affiliate is subject to the provisions of Section 2.18, (ii) the Borrower shall have no obligation under Section 2.14 or 2.16 to pay any amount on account of any Lender causing any Loan to be made through any such branch or Affiliate in excess of any such amount that the Borrower would have been required to pay had such Lender made such Loan itself and (iii) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000; provided that an ABR Revolving Borrowing
                                       --------
may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there
                                                        --------
shall not at any time be more than a total of 15 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03.  Requests for Borrowings.  To request a Revolving
                         ------------------------
Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent (which approval shall not be unreasonably withheld) and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) the aggregate amount of such Borrowing;

          (ii) the date of such Borrowing, which shall be a Business Day;

          (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04.  Letters of Credit.  (a)  General.  Subject to the terms
                         ------------------       --------
and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the LC Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions.  To request the issuance of a Letter of Credit (or the amendment,
-----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $20,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

          (c)  Expiration Date.  Each Letter of Credit shall expire at or prior
               ----------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that any Letter of Credit issued in
                                 --------
respect of workmen's compensation obligations may provide for the automatic renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above) if the Issuing Bank does not notify the beneficiary thereof that such Letter of Credit will not be extended.

          (d)  Participations.  By the issuance of a Letter of Credit (or an
               ---------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e)  Reimbursement.  If the Issuing Bank shall make any LC
               --------------
Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 1:00 p.m., New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that
                                                                 --------
the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the
                                                   ------- --------
payment obligations of the Revolving Lenders), and the Administrative

Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (f)  Obligations Absolute.  The Borrower's obligation to reimburse LC
               ---------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder.
Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank. Notwithstanding the Borrower's obligation to reimburse LC Disbursements, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures.  The Issuing Bank shall, promptly
               ------------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest.  If the Issuing Bank shall make any LC
               -----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due
--------
pursuant to paragraph (e) of this Section, then Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i)  Replacement of the Issuing Bank.  The Issuing Bank may be
               --------------------------------
replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j)  Cash Collateralization.  If any Event of Default shall occur and
               -----------------------
be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation
                                                   --------
to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (i) or (j) of Article VII. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

          SECTION 2.05.  Funding of Borrowings.  (a)  Each Lender shall make
                         ----------------------
each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by the Administrative Agent for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request on or before the close of business on the proposed date of the Borrowing; provided that ABR Revolving Loans made to
                                       --------
finance the reimbursement of an LC Disbursement as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then such amount shall not be deemed a Loan under this Agreement and the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.06.  Interest Elections.  (a)  Each Revolving Borrowing and
                         -------------------
Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph
(f) of this Section:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

          SECTION 2.07.  Termination and Reduction of Commitments.  (a)  The
                         -----------------------------------------
Term Commitments terminated at 5:00 p.m., New York City time, on the Effective Date. Unless previously terminated, the Revolving Commitments shall terminate on the Maturity Date.

          (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the
                                      --------
Commitments of any Class shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a
                                                               --------
notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

          SECTION 2.08.  Repayment of Loans; Evidence of Debt.  (a)  The
                         -------------------------------------
Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Maturity Date and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.09.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d)  The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in accordance with the terms of this Agreement and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.09.  Amortization of Term Loans.  (a)  Subject to adjustment
                         ---------------------------
pursuant to paragraph (c) of this Section, the Borrower shall repay Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

           Date                 Amount
           ----                 ------

     December 31, 1999     $10,000,000.00
     March 31, 2000        $ 3,750,000.00
     June 30, 2000         $ 3,750,000.00
     September 30, 2000    $ 3,750,000.00
     December 31, 2000     $ 3,750,000.00
     March 31, 2001        $ 5,000,000.00
     June 30, 2001         $ 5,000,000.00
     September 30, 2001    $ 5,000,000.00
     December 31, 2001     $ 5,000,000.00
     March 31, 2002        $ 7,500,000.00
     June 30, 2002         $ 7,500,000.00
     September 30, 2002    $ 7,500,000.00
     December 31, 2002     $ 7,500,000.00

          (b) To the extent not previously paid, all Term Loans shall be due and payable on the Maturity Date.

          (c) Any prepayment of a Term Borrowing shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings to be made pursuant to this Section ratably; provided that any prepayment made pursuant to Section
                      --------
2.10(a) shall be applied, first, to reduce the next two scheduled repayments of the Term Borrowings to be made pursuant to this Section in order of maturity (to the extent that such scheduled repayments would otherwise occur within 12 months of such prepayment made pursuant to Section 2.10(a)) unless and until such next two scheduled repayments have been eliminated as a result of reductions hereunder and, second, to reduce the remaining scheduled repayments of the Term Borrowings to be made pursuant to this Section ratably.

          (d) Prior to any repayment of any Term Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Term
                                  --------
Borrowings shall be applied to repay any outstanding ABR Term Borrowings before any other Borrowings. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.10.  Prepayment of Loans.  (a)  The Borrower shall have the
                         --------------------
right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of Catalytica, the Borrower or any Restricted Subsidiary in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds.

          (c) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (d) of this Section; provided that each prepayment of Borrowings of
                               --------
any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class.

          (d) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a
                                                       --------
notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02(c), except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

          SECTION 2.11.  Fees.  (a)  The Borrower agrees to pay to the
                         -----
Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.

          (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 1/4 of 1% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last Business Day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees
                                                   --------
shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for prompt distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances other than manifest error.

          SECTION 2.12.  Interest.  (a)  The Loans comprising each ABR Borrowing
                         ---------
shall bear interest at the Alternate Base Rate plus the Applicable Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued
                                          --------
pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.13.  Alternate Rate of Interest.  If prior to the
                         ---------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.14.  Increased Costs.  (a)  If any Change in Law shall:
                         ----------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

          (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition (other than imposition of Taxes) affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate (absent manifest error) within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided
                                                                       --------
that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change
                                          ----------------
in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.15.  Break Funding Payments.  In the event of (a) the
                         -----------------------
payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate (absent manifest error) within 10 days after receipt thereof.

          SECTION 2.16.  Taxes.  (a)  Any and all payments by or on account of
                         ------
any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any
             --------
Indemnified Taxes or Other Taxes from such payments, then, to the extent permitted by law, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto from causes other than the breach of the Loan Documents or the gross negligence of the party demanding reimbursement, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

          (d) If any Indemnified Taxes or Other Taxes are incorrectly or illegally imposed or asserted, the Borrower and Lender agree to reasonably cooperate to contest such Taxes.

          (e) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law after receipt of written notice from the Borrower, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

          (g) If the Administrative Agent or Lender (or Transferee) receives a refund solely in respect of Taxes or Other Taxes, it shall pay over such refund to the Borrower to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 2.16 with respect to such Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower
                                        --------  -------
shall, upon request of the Administrative Agent or Lender (or Transferee), repay such refund (plus penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or Lender

(or Transferee) if the Administrative Agent or Lender (or Transferee) is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Administrative Agent or Lender (or Transferee) to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Borrower or any other person.

          SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of
                         --------------------------------------------------
Setoffs.  (a)  The Borrower shall make each payment required to be made by it
--------
hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14,
2.15 or 2.16, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent c/o The Loan and Agency Services Group at its offices at One Chase Manhattan Plaza, 8th Floor, New York, New York, 10081, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute promptly any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements; provided that (i) if any such participations
                                    --------
are purchased and all or
any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower, any Subsidiary or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation; provided, however, that the Borrower shall not be required to
              --------  -------
reimburse any Lender for the payment of any such interest.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(d) or (e), 2.05(b), 2.17(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.18.  Mitigation Obligations; Replacement of Lenders.  (a)
                         -----------------------------------------------
If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment, or any other party); provided that
                                                                  --------
(i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

          Each of Catalytica and the Borrower represents and warrants to the Lenders that:

          SECTION 3.01.  Organization; Powers.  Each of Catalytica, the Borrower
                         ---------------------
and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02.  Authorization; Enforceability.  The Transactions to be
                         ------------------------------
entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each of Catalytica and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Catalytica, the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transactions
                         -------------------------------------
(a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) as required by the FD&C Act in connection with the Acquisition, (ii) as required for the Borrower to operate the Acquired Facilities (including environmental permits and any other permits) and (iii) such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation material to Catalytica, the Borrower and the Restricted Subsidiaries, taken as a whole, or the charter, by-laws or other organizational documents of Catalytica, the Borrower or any of the Restricted Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement (including any Acquisition Document) or other instrument binding upon Catalytica, the Borrower or any of the Restricted Subsidiaries or its assets and material to Catalytica, the Borrower and the Restricted Subsidiaries, taken as a whole, or, except as specifically contemplated by the Acquisition Documents, give rise to a right thereunder to require any payment in excess of $3,000,000 to be made by Catalytica, the Borrower or any of the Restricted Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any material asset of Catalytica, the Borrower or any of the Restricted Subsidiaries, except Liens created under the Loan Documents, Liens created by the Deed of Easement and the Liens described in Schedule 6.02 that have been created in connection with the Transactions.

          SECTION 3.04.  Financial Condition; No Material Adverse Change. (a)
                         ------------------------------------------------
Catalytica has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 1997, reported on by Ernst & Young LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1998, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Catalytica and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP as consistently applied by Catalytica, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

          (b) Catalytica has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of June 30, 1997, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Confidential Information Memorandum of the Borrower dated July 1997 (which assumptions are believed by Catalytica and the Borrower to be reasonable under the circumstances at such time and on the date of this Agreement), (ii) is consistent in all material respects with the forecasts and other information previously provided to the Lenders, (iii) is based on the best information available to Catalytica and the Borrower after due inquiry, (iv) accurately reflects all adjustments necessary to give effect to the Transactions and (v) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of June 30, 1997, as if the Transactions had occurred on such date.

          (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Catalytica, the Borrower or the Restricted Subsidiaries has, as of the Restatement Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (d) Since December 31, 1996 (or, in the case of the Acquired Facilities, since June 25, 1997), there has been no material adverse change in the business, assets, operations, properties, condition, financial or otherwise, contingent liabilities (including potential environmental liabilities), prospects or material agreements of or relating to Catalytica, the Borrower, the Restricted Subsidiaries and the Acquired Facilities, taken as a whole.

          SECTION 3.05.  Properties.  (a)  Each of Catalytica, the Borrower and
                         -----------
the Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for Liens permitted by Section 6.02 and minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted.

          (b) Each of Catalytica, the Borrower and the Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to the business of Catalytica, the Borrower and the Restricted Subsidiaries, taken as a whole, and the use thereof by Catalytica, the Borrower and the Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) Schedule 3.05 sets forth the address of each real property that is owned or material real property that is leased by Catalytica, the Borrower or any of the Restricted Subsidiaries as of the Effective Date after giving effect to the Transactions.

          (d) As of the Restatement Date, none of Catalytica, the Borrower or any of the Restricted Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any material right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

          SECTION 3.06.  Litigation and Environmental Matters.  (a)  There are
                         -------------------------------------
no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Catalytica or the Borrower, threatened against or affecting Catalytica, the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Catalytica, the Borrower or any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim against it of any Environmental Liability or (iv) knows of any basis for any Environmental Liability against it.

          (c) Since the date of the Original Credit Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in (i) a Material Adverse Effect or (ii) a material increase in the likelihood that a Material Adverse Effect is reasonably likely to occur.

          SECTION 3.07.  Compliance with Laws and Agreements.  Each of
                         ------------------------------------
Catalytica, the Borrower and the Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to be in such compliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.08.  Investment and Holding Company Status.  None of
                         --------------------------------------
Catalytica, the Borrower or any of the Restricted Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09.  Taxes.  Each of Catalytica, the Borrower and the
                         ------
Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which Catalytica, the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably
                         ------
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $3,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $3,000,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.11.  Disclosure.  The Borrower has disclosed to the Lenders
                         -----------
all agreements, instruments and corporate or other restrictions to which Catalytica, the Borrower or any of the Restricted Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished prior to the time when this representation is being made or deemed made) considered as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect; provided that, with respect to projected financial information,
         --------
Catalytica and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12.  Subsidiaries.  (a)  As of the Restatement Date,
                         -------------
Catalytica does not have any direct subsidiaries other than the Borrower, Catalytica Combustion and Advanced Technologies. Schedule 3.12 sets forth the name of, and the ownership interest of Catalytica, the Borrower and each of the Restricted Subsidiaries in, each of their respective subsidiaries and identifies each Restricted Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

          (b) Advanced Sensor is an Inactive Subsidiary, or if such Restricted Subsidiary ceases to be an Inactive Subsidiary, it has complied with Section
5.14.  As of the Effective Date, Advanced Sensor is the only Inactive
Subsidiary.

          SECTION 3.13.  Insurance.  Schedule 3.13 sets forth a description of
                         ----------
all insurance maintained by or on behalf of the Borrower and the Restricted Subsidiaries as of the Effective Date. As of the Restatement Date, all due and payable, material premiums in respect of such insurance have been paid.

          SECTION 3.14.  Labor Matters.  As of the Restatement Date, there are
                         --------------
no strikes, lockouts or slowdowns against Catalytica, the Borrower or any Restricted Subsidiary pending or, to the knowledge of Catalytica or the Borrower, threatened. The hours worked by and payments made to employees of Catalytica, the Borrower and the Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except for such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. All payments due from Catalytica, the Borrower or any Restricted Subsidiary, or for which any claim may be made against Catalytica, the Borrower or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits that are, individually or in the aggregate, material to Catalytica, the Borrower and the Restricted Subsidiaries, taken as a whole, have been paid or accrued as a liability on the books of Catalytica, the Borrower or such Restricted Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Catalytica, the Borrower or any Restricted Subsidiary is bound.

          SECTION 3.15.  Solvency.  Immediately after the effectiveness of this
                         ---------
Agreement on the Restatement Date and immediately following the making of each Loan, if any, made on the Restatement Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

          SECTION 3.16.  Security Documents.  (a)  The Pledge Agreement is
                         -------------------
effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Administrative Agent and duly endorsed, the Pledge Agreement shall create a fully perfected Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other person, other than with respect to Liens that are permitted by Section 6.02 and have a priority as a matter of law.

          (b) The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, such security interest shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable), to the extent a security interest in such Collateral may be perfected by the filing of financing statements, in each case prior and superior in right to any other person, other than with respect to Liens that are permitted by Section 6.02 and have a priority as a matter of law.

          (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the security interest created thereunder shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties (other than the Non-Borrower Subsidiaries) in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section
6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

          (d) The Mortgages are effective to create, subject to the exceptions listed in or covered by each title insurance policy covering such Mortgages and the Liens on the Mortgaged Properties described in Schedule 6.02, in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the right, title and interest of the respective grantors under the Mortgages in and to the Mortgaged Properties thereunder and the proceeds thereof in which a Lien may be perfected by the filing of a mortgage, and when the Mortgages are recorded in the offices specified on Schedule 3.16(d), each such Lien shall constitute a Lien on, and security interest in, all right, title and interest of such grantors in such Mortgaged Properties and the proceeds thereof in which a Lien may be perfected by the filing of a mortgage, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens that are permitted by Section 6.02 and have a priority as a matter of law.

          SECTION 3.17.  Federal Reserve Regulations.  (a)  Neither Catalytica,
                         ----------------------------
the Borrower nor any of the Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

          (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

          SECTION 3.18.  Year 2000.  Any reprogramming required to permit the
                         ----------
proper functioning, in and following the year 2000, of (i) the Borrower's and the Subsidiaries' computer systems and (ii) to the Borrower's knowledge after due inquiry, equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's or the Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed prior to any expected failure date caused by a year 2000 problem and in any case prior to December 31, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and the Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and the Subsidiaries to conduct their business without Material Adverse Effect.


                                  ARTICLE IV

                                  Conditions
                                  ----------

          SECTION 4.01.  [Intentionally omitted.]

          SECTION 4.02.  Each Credit Event.  The obligation of each Lender to
                         ------------------
make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties, shall, to such extent, be true and correct as of such earlier date.

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

          (c) On the date of such Borrowing, no Material GWI Occupancy is continuing.

          (d) No default shall have occurred and be continuing under the Supply Agreement (i) that enables or permits GWI to terminate the Supply Agreement, if at the time the Guaranteed Revenues that are to be paid after such date exceed $50,000,000, or (ii) that enables or permits the Borrower to terminate the Supply Agreement, if at the time the Guaranteed Revenues that are to be paid after such date exceed $50,000,000, and GWI has not paid in excess of $25,000,000 due and owed to the Borrower under the Supply Agreement.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Catalytica and the Borrower on the date thereof as to the matters specified in paragraphs
(a) and (b) of this Section.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Catalytica and the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01.  Financial Statements and Other Information. Catalytica
                         -------------------------------------------
will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of Catalytica,
     (i) the audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the

     Borrower and the Subsidiaries as of the end of and for such year and (ii) the unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Restricted Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, in the case of such consolidated financial statements, reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Catalytica and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Catalytica, (i) the consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year and (ii) the unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Restricted Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Catalytica and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) within 30 days after the end of each of the first two fiscal months of each fiscal quarter of Catalytica, (i) the consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Subsidiaries as of the end of and for such fiscal month and then elapsed portion of the fiscal year, and (ii) the unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Catalytica, the Borrower and the Restricted Subsidiaries as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of Catalytica and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default of which Catalytica or the Borrower is aware has occurred and is continuing and, if such a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.13, 6.14 and 6.15 and (iii) stating whether any change in GAAP or in the application thereof not previously disclosed to the Lenders has occurred since the date of Catalytica's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (f) (i) at least 30 days prior to the commencement of each fiscal year of Catalytica and the Borrower, a detailed preliminary consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year), (ii) within one month after the end of the prior fiscal year, a final version of such preliminary budget and
     (iii) promptly when available, any significant revisions of any such budget;

          (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Catalytica, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and

          (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Catalytica, the Borrower or any Subsidiary (including information for each of Catalytica's and the Borrower's business lines), or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02.  Notices of Material Events.  Catalytica and the
                         ---------------------------
Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following events of which Catalytica, the Borrower or any Subsidiary is aware:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Catalytica, the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Catalytica, the Borrower and the Restricted Subsidiaries in an aggregate amount exceeding $3,000,000;

          (d) the occurrence of a Material GWI Occupancy or the existence of circumstances giving either party to the Supply Agreement the right to terminate the Supply Agreement; and

          (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of Catalytica setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Information Regarding Collateral.  (a)  The Borrower
                         ---------------------------------
will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. Each of Catalytica and the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

          SECTION 5.04.  Existence; Conduct of Business.  Each of Catalytica and
                         -------------------------------
the Borrower will, and will cause each of the Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the
                         --------
foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

          SECTION 5.05.  Payment of Obligations.  Each of Catalytica and the
                         -----------------------
Borrower will, and will cause each of the Restricted Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where the failure to make payment could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06.  Maintenance of Properties.  Each of Catalytica and the
                         --------------------------
Borrower will, and will cause each of the Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 5.07.  Insurance.  (a)  Each of Catalytica and the Borrower
                         ----------
will, and will cause each of the Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies:

          (i) insurance, in such amounts and with such deductibles and self-insured retention as are customarily maintained by companies in the same or similar business operating in the same or similar locations; and

          (ii) such other insurance as may be required by law.

          (b) Fire and extended coverage policies (and any policies required to be maintained pursuant to paragraph (c) below) maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in each case in favor of the Administrative Agent and providing for losses thereunder to be payable to the Administrative Agent or its designee, (ii) a provision to the effect that neither the Borrower, the Administrative Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Administrative Agent as an additional insured. Business interruption policies shall name the Administrative Agent as loss payee. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent. The Borrower shall deliver to the Administrative Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.

          (c) If at any time the area in which any Mortgaged Property is located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Borrower shall obtain flood insurance in such total amount as is customarily maintained by companies in the same or similar business with respect to similar properties, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, or (ii) a "Zone 1" area, the Borrower shall obtain earthquake insurance in such total amount as is customarily maintained by companies in the same or similar business with respect to similar properties.

          SECTION 5.08.  Casualty and Condemnation.  (a)  The Borrower will
                         --------------------------
furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any Collateral having a fair market value (as determined in good faith by the board of directors of the Borrower) in excess of $2,000,000 or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein having a fair market value (as determined in good faith by the board of directors of the Borrower) in excess of $2,000,000 under power of eminent domain or by condemnation or similar proceeding.

          (b) If any event described in paragraph (a) of this Section results in Net Proceeds (determined for purposes of this Section 5.08 without regard to the final proviso in the definition of the term "Net Proceeds" and whether in the form of insurance proceeds, condemnation award or otherwise), the Administrative Agent is authorized to collect such Net Proceeds and, if received by Catalytica, the Borrower or any Restricted Subsidiary, such Net Proceeds shall be paid over to the Administrative Agent; provided that (i) to the extent the aggregate Net Proceeds in respect of such event (other than proceeds of business income insurance) are less than or equal to $15,000,000, such Net Proceeds shall be paid over to the Borrower unless an Event of Default has occurred and is continuing, and (ii) all proceeds of business income insurance shall be paid over to the Borrower unless an Event of Default has occurred and is continuing. All such Net Proceeds retained by or paid over to the Administrative Agent shall be held by the Administrative Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Security Document, subject to the provisions of the applicable Security Document regarding application of such Net Proceeds during a Default.

          (c) If any Net Proceeds retained by or paid over to the Administrative Agent as provided above continue to be held by the Administrative Agent on the date that is 365 days after the receipt of such Net Proceeds, then such Net Proceeds shall be applied to prepay Term Borrowings as provided in
Section 2.10(b), except as otherwise provided in the definition of the term Net Proceeds.

          SECTION 5.09.  Books and Records; Inspection and Audit Rights.  Each
                         -----------------------------------------------
of Catalytica and the Borrower will, and will cause each of the Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Catalytica and the Borrower will, and will cause each of the Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested (but not more frequently than one time each year if no Default exists), subject to the right of Catalytica and the Borrower to have a representative present.

          SECTION 5.10.  Compliance with Laws.  Each of Catalytica and the
                         ---------------------
Borrower will, and will cause each of the Restricted Subsidiaries to, comply with all laws, rules, regulations and orders (including but not limited to (i) registration as required by the FD&C Act and (ii) maintenance of permits required under Environmental Laws and any other permits as required in connection with the Acquired Facilities) of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.11.  Use of Proceeds and Letters of Credit.  The proceeds of
                         --------------------------------------
the Revolving Loans will be used only for general corporate purposes, including on the Restatement Date to pay fees and expenses in connection with this Agreement and the transactions in connection therewith. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X. Letters of Credit will be issued only for ordinary course purposes.

          SECTION 5.12.  Additional Restricted Subsidiaries.  If any additional
                         -----------------------------------
Restricted Subsidiary that is not an Inactive Subsidiary is formed or acquired after the Effective Date, the Borrower will notify the Administrative Agent and the Lenders thereof and (a) if such Restricted Subsidiary is a Subsidiary Loan Party, the Borrower will cause such Restricted Subsidiary to become a party to the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement in the manner provided therein within three Business Days after such Restricted Subsidiary is formed or acquired, (b) if such Restricted Subsidiary is a Subsidiary Loan Party that is a Subsidiary of the Borrower, the Borrower will cause such Restricted Subsidiary to become a party to each applicable Security Document in the manner provided therein within three Business Days after such Restricted Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Restricted Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request, and (c) if any shares of capital stock or Indebtedness of any additional Restricted Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the Pledge Agreement within three Business Days after such Restricted Subsidiary is formed or acquired (except that, if such Restricted Subsidiary is a Foreign Subsidiary, shares of common stock of such Restricted Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% (or such lesser percentage as is necessary to avoid adverse tax consequences to any Loan Party) of the outstanding shares of common stock of such Restricted Subsidiary).

          SECTION 5.13.  Further Assurances.  (a)  Each of Catalytica and the
                         -------------------
Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. Catalytica and the Borrower also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

          (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by Catalytica, the Borrower or any Restricted Subsidiary that is a Subsidiary of the Borrower after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause such Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph
(a) of this Section, all at the expense of the Borrower.


                                   ARTICLE VI

                               Negative Covenants
                               ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Catalytica and the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01.  Indebtedness; Certain Equity Securities.  (a)
                         ----------------------------------------
Catalytica and the Borrower will not, and Catalytica and the Borrower will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (i) Indebtedness created under the Loan Documents and the Original Credit Agreement;

          (ii) Indebtedness existing on the date hereof and set forth in
     Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof by more than 5% or result in an earlier maturity date or decreased weighted average life thereof;

          (iii) Indebtedness arising from loans and advances permitted by
     Section 6.04(e);

          (iv) Guarantees by one Loan Party or Restricted Subsidiary of Indebtedness of another Loan Party or Restricted Subsidiary; provided that
                                                                  --------
     (A) Guarantees by Catalytica, the Borrower or any Subsidiary Loan Party of Indebtedness of any Restricted Subsidiary that is not a Loan Party, (B) Guarantees by Catalytica, the Borrower or any Subsidiary of the Borrower of Indebtedness of Non-Borrower

     Subsidiaries and (C) Guarantees by Catalytica Combustion or Advanced Technologies of Indebtedness of other Non-Borrower Subsidiaries all shall be subject to Section 6.04;

          (v) Indebtedness of the Borrower or any Restricted Subsidiary incurred to finance Capital Expenditures, including Capital Lease Obligations and any Indebtedness assumed in connection Capital Expenditures or secured by a Lien on any fixed or capital assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof by more than 5% or result in an earlier maturity date or decreased weighted average life thereof;

     provided that (A) such Indebtedness is incurred prior to or within 90 days
     --------
     after the completion of such Capital Expenditures and (B) the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $25,000,000 at any time outstanding;

          (vi) Indebtedness of any Person that becomes a Restricted Subsidiary after the date hereof; provided that (A) such Indebtedness exists at the
                            --------
     time such Person becomes a Restricted Subsidiary or is created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $10,000,000 at any time outstanding; and

          (vii) other unsecured Indebtedness in an aggregate principal amount not exceeding $25,000,000 at any time outstanding.

          (b) Neither Catalytica nor the Borrower will, nor will they permit any Restricted Subsidiary to, issue any preferred stock or be or become (except to the extent permitted by Section 6.04(d), 6.04(i) or 6.08) liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of capital stock of Catalytica, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock other than (i) the issuance of the Junior Preferred Stock by the Borrower pursuant to the Junior Preferred Purchase Agreement, (ii) the issuance of Series C Preferred Stock by the Borrower pursuant to the Share Exchange Agreement, (iii) the redemption of the MSCP Stock upon a change of control as defined in the Investment Agreement or in connection with any obligation to repurchase at any time after July 1, 2005, the Class A Common Stock and the Class B Common Stock, as described in the Investment Agreement, and (iv) the redemption of the Series B Preferred Stock of the Borrower on or after October 1, 2002, in accordance with the terms of such Preferred Stock and (v) the issuance of capital stock of Catalytica Combustion.

          SECTION 6.02.  Liens.  Catalytica and the Borrower will not, and
                         ------
Catalytica and the Borrower will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a) Liens created under the Loan Documents and the Original Credit Agreement;

          (b) Permitted Encumbrances;

          (c) Liens created under the Deed of Easement;

          (d) any Lien on any property or asset of Catalytica, the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in
     Schedule 6.02; provided that (i) such Lien shall not apply to any other
                    --------
     property or asset of Catalytica, the Borrower or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations that it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof by more than 5%;

          (e) any Lien existing on any property or asset prior to the acquisition thereof by Catalytica, the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created
                                      --------
     in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of Catalytica, the Borrower or any Restricted Subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof by more than 5%; and

          (f) Liens on fixed or capital assets acquired, constructed or improved by Catalytica, the Borrower or any Restricted Subsidiary; provided that (i)
                                                               --------
     such security interests secure Indebtedness permitted by clause (v) of
     Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of Catalytica, the Borrower or any Restricted Subsidiary.

          SECTION 6.03.  Fundamental Changes.  (a)  Catalytica and the Borrower
                         --------------------
will not and will not permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Restricted Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation,
(ii) any Restricted Subsidiary may merge into any Subsidiary Loan Party in a transaction in which the surviving entity is a Subsidiary Loan Party, (iii) any Restricted Subsidiary that is not a Loan Party may merge into any Restricted Subsidiary that is not a Loan Party and (iv) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger
                                           --------
involving a Person that is not a wholly owned Restricted Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

          (b) Catalytica and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by Catalytica, the Borrower and the Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

          SECTION 6.04.  Investments, Loans, Advances, Guarantees and
                         --------------------------------------------
Acquisitions.  Catalytica and the Borrower will not, and will not permit any of
-------------
the Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including the purchase or exercise of any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a) the Acquisition;

          (b) Permitted Investments;

          (c) investments existing on the date hereof and set forth on Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

          (d) subject to the final paragraph of this Section, investments by Catalytica, the Borrower and the Restricted Subsidiaries in Catalytica, the Borrower and the Restricted Subsidiaries; provided that any shares of
                                               --------
     capital stock issued in connection with such investments shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.12);

          (e) subject to the final paragraph of this Section, loans or advances made by Catalytica, the Borrower and the Restricted Subsidiaries to Catalytica, the Borrower and the Restricted Subsidiaries; provided that any
                                                               --------
     such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement;

          (f) Subject to the final paragraph of this Section, Guarantees constituting Indebtedness permitted by Section 6.01;

          (g) investments, securities or other interests received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (h) loans and advances to officers, directors and employees of Catalytica, the Borrower and the Restricted Subsidiaries made in the ordinary course of business and not exceeding $3,500,000 in the aggregate at any time outstanding;

          (i) investments, loans, advances and Guarantees not otherwise permitted above so long as the amount of such investments, loans, advances and Guarantees does not exceed $15,000,000 in the aggregate at any time outstanding; and

          (j) payments to Catalytica Combustion and its subsidiaries permitted by Section 6.09(e).

          Notwithstanding the provisions of Section 6.04(d), (e) and (f) and except as otherwise provided in Section 6.04(i), (a) the amount of (i) investments by the Loan Parties made after the Effective Date in Restricted Subsidiaries that are not Loan Parties, (ii) loans and advances by Loan Parties made after the Effective Date to Restricted Subsidiaries that are not Loan Parties and (iii) Guarantees entered into by any Loan Party after the Effective Date of Indebtedness of Restricted Subsidiaries that are not Loan Parties shall not exceed $5,000,000 in the aggregate at any time outstanding, (b) the amount of (i) investments made by Catalytica, the Borrower or any Subsidiary of the Borrower after the Effective Date in Catalytica Combustion or any of its subsidiaries, (ii) loans and advances made by Catalytica, the Borrower or any Subsidiary of the Borrower after the Effective Date to Catalytica Combustion or any of its subsidiaries and (iii) Guarantees entered into by Catalytica, the Borrower or any Subsidiary of the Borrower after the Effective Date of Indebtedness of Catalytica Combustion or any of its subsidiaries shall not exceed $5,000,000 in the aggregate in any fiscal year of Catalytica, provided that any portion of such amount not used in such fiscal year (including any portion attributable to this proviso) will be added to the permitted amount for the succeeding fiscal year, (c) the aggregate amount of (i) investments made by Catalytica, the Borrower or any Subsidiary of the Borrower after the Effective Date in Advanced Technologies or any of its subsidiaries, (ii) loans and advances made by Catalytica, the Borrower or any Subsidiary of the Borrower after the Effective Date to Advanced Technologies or any of its subsidiaries and
(iii) Guarantees entered into by Catalytica, the Borrower or any Subsidiary of the Borrower after the Effective Date of Indebtedness of Advanced Technologies or any of its subsidiaries shall not exceed $1,000,000 in the aggregate in any fiscal year of Catalytica, provided that any portion of such amount not used in such fiscal year (including any portion attributable to this proviso) will be added to the permitted amount for the succeeding fiscal year, (d) none of Catalytica, the Borrower or any Subsidiary of the Borrower shall after the Effective Date make any investment in or loan or advance to or Guarantee any Indebtedness of any Non-Borrower Subsidiary other than Catalytica Combustion, Advanced Technologies and their respective subsidiaries, (e) Advanced Technologies and its subsidiaries shall not make after the Effective Date any investment in or loan or advance to or Guarantee any Indebtedness of any other Non-Borrower Subsidiaries other than their respective subsidiaries, (f) prior to the Catalytica Combustion Release Date, neither Catalytica Combustion nor any of its subsidiaries shall make after the Effective Date any investment in or loan or advance to or Guarantee any Indebtedness of any Non-Borrower Subsidiaries other than Catalytica Combustion and its subsidiaries and (g) on and after the Catalytica Combustion Release Date, none of Catalytica, the Borrower or any Restricted Subsidiary shall make any investment in or loan or advance to or Guarantee any Indebtedness of Catalytica Combustion or any of its subsidiaries.

          SECTION 6.05.  Asset Sales.  Catalytica and the Borrower will not, and
                         ------------
will not permit any of the Restricted Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock, nor will Catalytica or the Borrower permit the Borrower or any Restricted Subsidiary to issue any additional shares of its capital stock or other ownership interest in the Borrower or such Restricted Subsidiary, as the case may be, except:

          (a) sales or leases of inventory, used or surplus furniture, used or surplus equipment and Permitted Investments in the ordinary course of business;

          (b) sales, transfers and dispositions to Catalytica, the Borrower or a Restricted Subsidiary; provided that any such sales, transfers or
                            --------
     dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

          (c) sales, transfers and dispositions of assets (other than capital stock of the Borrower or a Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate fair market value of
                             --------
     all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed $10,000,000 during any fiscal year of the Borrower or $25,000,000 during the term of this Agreement; provided that
     (i) all sales, transfers, leases and other dispositions permitted pursuant to this Section 6.05(c) shall be made for fair value and for consideration at least 75% of which is cash, (ii) Catalytica, the Borrower and the Restricted Subsidiaries may sell, transfer, lease or otherwise dispose of assets having an aggregate value of $2,000,000 in each fiscal year of Catalytica without regard to clause (i) of this proviso solely for non-cash consideration or for consideration less than 75% of which is cash, and
     (iii) any such sale, transfer or other disposition may be made for consideration consisting of assets to be used in the same line of business as the assets disposed of without regard to clause (i) of this proviso.

          (d) issuances by the Borrower of Junior Preferred Stock and Series C Preferred Stock in accordance with the Acquisition Documents;

          (e) issuances of capital stock by Catalytica Combustion;

          (f) Restricted Payments permitted by Section 6.08; and

          (g) issuances of the capital stock of any Restricted Subsidiary (i) pro rata to the holders of such Restricted Subsidiary's capital stock or
     (ii) to any Loan Party; provided that such capital stock issued to a Loan
                             --------
     Party shall be pledged pursuant to the Pledge Agreement.

          SECTION 6.06.  Sale and Lease-Back Transactions.  Catalytica and the
                         ---------------------------------
Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, provided that, subject to Section 6.05, the Borrower and the Restricted Subsidiaries may enter into any such transaction to the extent the Capital Lease Obligation and Liens associated therewith would be permitted by Sections 6.01(a)(v) and 6.02.

          SECTION 6.07.  Hedging Agreements.  Catalytica and the Borrower will
                         -------------------
not, and will not permit any of the Restricted Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which Catalytica, the Borrower or any Restricted Subsidiary is exposed in the conduct of its business or the management of its interest rate exposures and similar liabilities.

          SECTION 6.08.  Restricted Payments.  Catalytica and the Borrower will
                         --------------------
not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) Catalytica and its subsidiaries may declare and pay dividends pro rata to their stockholders with respect to their capital stock payable solely in additional shares of their capital stock, (b) the Borrower and the Restricted Subsidiaries may declare and pay dividends to Loan Parties and (c) Catalytica may make Restricted Payments, not exceeding $2,000,000 during any fiscal year, with respect to stock option plans or other benefit plans for management or employees of Catalytica, the Borrower and the Restricted Subsidiaries approved by their respective boards of directors.

          SECTION 6.09.  Transactions with Affiliates.  Catalytica and the
                         -----------------------------
Borrower will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are at prices and on terms and conditions not less favorable to Catalytica, the Borrower or such Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) subject to Section 6.04 and the other provisions of this Article VI, transactions between or among Catalytica, the Borrower and the Subsidiary Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08, (d) payments in respect of Taxes made by the Borrower or any of the Restricted Subsidiaries to Catalytica and (e) payments made by Catalytica to Catalytica Combustion or its subsidiaries in the amount of the actual reduction in the amount of Taxes that would have been paid by Catalytica that is directly attributable to the net operating losses or similar tax benefits provided by the Unrestricted Subsidiaries.

          SECTION 6.10.  Restrictive Agreements.  Catalytica and the Borrower
                         -----------------------
will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Catalytica, the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that
                                                                 --------
(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any amendment or modification expanding the scope of any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder,

(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

          SECTION 6.11.  Sterile Facility Pay-Out.  The Borrower will not make
                         ------------------------
any payment to GWI in connection with the Sterile Facility Pay-Out at any time when (a) an Event of Default has occurred or (b) a failure by the Borrower to make any payment when due under this Agreement has occurred, provided that all
                                                             --------
such payments in connection with the Sterile Facility Pay-Out that were deferred following the occurrence of an Event of Default or during the continuance of a payment default under this Agreement, together with interest thereon at the rate of 10% per annum from the date originally due to the date actually paid, may be made (i) upon 60 days following the waiver, as provided in Section 9.02, of all such Events of Default or (ii) immediately upon the cure of all such payment defaults, provided that the Borrower's Obligations have not been declared to be or become immediately due and payable pursuant to Article VII or that any such acceleration of such Obligations has been duly rescinded.

          SECTION 6.12.  Amendment of Material Documents.  (a)  Catalytica and
                         --------------------------------
the Borrower will not, and will not permit any Restricted Subsidiary to, amend, modify or waive any of its rights under (i) its certificate of incorporation, by-laws or other organizational documents, (ii) the Asset Purchase Agreement,
(iii) the Environmental Agreement dated June 22, 1997, between GWI and Catalytica or (iv) the other Acquisition Documents (other than the Supply Agreement), except for amendments, modifications or waivers that are not materially adverse to the Lenders.

          (b) The Borrower will not (i) amend the Supply Agreement to reduce the amounts of the Guaranteed Revenues or extend the scheduled date of payment of any Guaranteed Revenues, or (ii) otherwise amend, modify or waive any of its rights under the Supply Agreement, except for amendments, modifications or waivers under this clause (ii) that are not materially adverse to the Lenders.

          SECTION 6.13.  Capital Expenditures.  Catalytica and the Borrower will
                         ---------------------
not permit the aggregate amount of Capital Expenditures (other than the reinvestment in accordance with the definition of Net Proceeds of the proceeds of dispositions of assets) made by Catalytica, the Borrower and the Restricted Subsidiaries in any fiscal year to exceed the amount (the "Base Amount") set forth below opposite such year:

          Fiscal Year                            Amount
          -----------                            ------

             1998                             $40,000,000
          Thereafter                          $30,000,000

The amount of permitted Capital Expenditures set forth above in respect of any fiscal year shall be increased by the lesser of (a) the Base Amount for the immediately preceding fiscal year and (b) the difference between (i) the sum of the Base Amount for the immediately preceding fiscal year and the unused Base Amount for the second preceding fiscal year and (ii) the amount of Capital Expenditures made during the immediately preceding fiscal year.

          SECTION 6.14.  Leverage Ratio.  Catalytica will not permit (a) as of
                         --------------
March 31, 1998, the Leverage Ratio, which shall be calculated using Adjusted Consolidated EBITDA for the two-fiscal-quarter period ending March 31, 1998, multiplied by two, to be in excess of the ratio 4.50 to 1.00, (b) as of June 30, 1998, the Leverage Ratio, which shall be calculated using Adjusted Consolidated EBITDA for the three-fiscal-quarter period ending June 30, 1998, multiplied by 4/3, to be in excess of the ratio 4.25 to 1.00 or (c) as of the end of any four-fiscal-quarter period ending on any date or during any period set forth below, the Leverage Ratio to be in excess of the ratio set forth below opposite such period:

                Period                       Amount
                ------                       ------

          September 30, 1998              4.00 to 1.00
          December 31, 1998               3.50 to 1.00
          March 31, 1999                  3.50 to 1.00
          June 30, 1999 and thereafter    3.00 to 1.00

          SECTION 6.15.  Consolidated Interest Expense Coverage Ratio.
                         ---------------------------------------------
Catalytica will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense less Consolidated Cash Interest Income (i) for the two-fiscal-quarter period ending March 31, 1998, to be less than 2.50 to 1.00,
(ii) for the three-fiscal-quarter period ending June 30, 1998, to be less than
2.75 to 1.00 or (iii) for any four-fiscal-quarter period ending on any date during any period set forth below to be less than the ratio set forth below opposite such period:

                 Period                                Ratio
                 ------                                -----

          September 30, 1998                        3.00 to 1.00
          December 31, 1998 and thereafter          3.50 to 1.00


                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

          (c) any representation or warranty that is qualified as to materiality and made or deemed made by or on behalf of Catalytica, the Borrower or any

     Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made or any such representation or warranty that is not qualified as to materiality shall prove to have been incorrect in any material respect when made or deemed made;

          (d) Catalytica or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Catalytica or the Borrower) or 5.11 or in
     Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) Catalytica, the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) the Supply Agreement shall cease to be in full force and effect for any reason prior to December 31, 2001, if at the time the Guaranteed Revenues that are to be paid after such date exceed $50,000,000;

          (h) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this
                                                          --------
     clause (h) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Catalytica, the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Catalytica, the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (j) Catalytica, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Catalytica, the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (k) Catalytica, the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (l) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against Catalytica, the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Catalytica, the Borrower or any Restricted Subsidiary to enforce any such judgment;

          (m) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Restricted Subsidiaries in an aggregate amount exceeding
     (i) $3,000,000 in any year or (ii) $5,000,000 for all periods;

          (n) there shall have been a failure on the part of GWI to undertake a "Seller Obligatory Remediation" or to indemnify Catalytica, the Borrower or any Restricted Subsidiary for an "Environmental Claim" or "Third Party Claim", as those terms are defined in the Asset Purchase Agreement, or to conduct any remediation required at the "RFI SWMUs" as that term is defined in the Environmental Agreement dated June 22, 1997, between GWI and Catalytica (i) which individually or in the aggregate could reasonably be expected to result in liability of Catalytica, the Borrower and the Restricted Subsidiaries in an aggregate amount exceeding $5,000,000 in any year or $10,000,000 for all periods, taking into account the proceeds of any insurance coverage actually received by Catalytica, the Borrower or any Restricted Subsidiary or the amount of any such liability for which coverage has been definitively and unambiguously acknowledged, without reservation of rights, by the appropriate insurance carrier and (ii) which GWI refuses to or will not correct at the conclusion of the dispute resolution procedure set forth in Section 4.7 of the Environmental Agreement, or for which GWI refuses to accept responsibility for thirty
     (30) days after the conclusion of the procedure for defense and indemnity set forth in Section 12.4(c) of the Asset Purchase Agreement, as applicable;

          (o) (i) Any Loan Document shall, at any time, cease to be in full force and effect (unless released by the Administrative Agent, at the direction of the Required Lenders or as otherwise permitted under this Agreement) or shall be declared null and void, or the validity or enforceability in any material respect thereof shall be contested by any Loan Party or (ii) any Lien purported to be created under any Security Document shall cease to be a valid and perfected Lien on any material amount of Collateral or shall be asserted by any Loan Party not to be a valid and perfected Lien on any Collateral, in each case with the priority required by the applicable Security Document, except (A) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (B) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement; or

          (p) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (i) or (j) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent shall, at the request of the Required Lenders, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (i) or (j) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


                                  ARTICLE VIII

                            The Administrative Agent
                            ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Catalytica, the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Catalytica, the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Catalytica, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the approval, unless an Event of Default has occurred or is continuing, of the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to Catalytica or the Borrower, to it at Catalytica, 430 Ferguson Drive, Mountain View, California 94043-5272, Attention of Lawrence Briscoe (Telecopy No. (650) 968-7129);

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York 10017, Attention of Joan Garvin (Telecopy No. (212) 270-5127);

          (c) if to the Issuing Bank, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658) with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Joan Garvin (Telecopy No. (212) 270-5127); and

          (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments.  (a)  No failure or delay by the
                         --------------------
Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Catalytica, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of
         --------
any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release Catalytica or any Subsidiary Loan Party (other than

Catalytica Combustion and any of its subsidiaries) from its Guarantee obligations under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee obligations, without the prior written consent of each Lender, (vii) release all or any substantial part of the Collateral (other than Collateral pledged by Catalytica Combustion or its subsidiaries under the Pledge Agreement) from the Liens of the Security Documents, without the prior written consent of each Lender or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class; provided further that (A) no such agreement shall amend, modify or otherwise
----------------
affect the rights or duties of the Administrative Agent or the Issuing Bank without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Term Loan Lenders) or the Term Loan Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by Catalytica, the Borrower and the requisite percentage in interest of the affected Class of Lenders.

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver.  (a)  The Borrower
                         -----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each
                                           ----------
Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on, under or from any Mortgaged Property or any other property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided
                                                                    --------
that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates).

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph
(a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the
                                                       --------
unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, Catalytica and the Borrower shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04.  Successors and Assigns.  (a)  The provisions of this
                         -----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of
                                        --------
an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, provided, however, that the Borrower shall not be
                               --------  -------
required to reimburse any such party for the payment of such fee, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the
                                     ----------------
Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (i) or (j) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph
(d) of this Section, from and after the effective date specified in each Assignment and Acceptance the permitted assignee thereunder shall be a party hereto and, to the extent of the interest which is permitted to be assigned and is assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest so assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in
                                                     --------
the Register shall be conclusive absent manifest error, and Catalytica, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and a permitted assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's
                            -----------
rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's
                                       --------
obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Catalytica, the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that
                                                               --------
such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.18(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         ---------
and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         -----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective in accordance with the terms and conditions of the Effectiveness Agreement, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07.  Severability.  Any provision of this Agreement held to
                         -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default shall have
                         ----------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

          SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
--------
by the law of the State of New York.

          (b) Each of Catalytica and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Catalytica, the Borrower or its properties in the courts of any jurisdiction.

          (c) Each of Catalytica and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 (including by telecopy, provided that written confirmation of any such telecopy shall be delivered by certified or registered mail following such service of process). Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11.  Headings.  Article and Section headings and the Table
                         ---------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12.  Confidentiality.  Each of the Administrative Agent, the
                         ----------------
Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree to keep such Information confidential in accordance with this Section), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Catalytica, the Borrower or any Subsidiary. For the purposes of this Section, "Information" means all
                                                -----------
information received from Catalytica, the Borrower or any Subsidiary relating to Catalytica, the Borrower or such Subsidiary or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Catalytica, the Borrower or such Subsidiary; provided that, in the case of information received
                             --------
from Catalytica, the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential;

provided further that all information received from the Asset Purchase Agreement
-------- -------
or Supply Agreement shall be subject to Section 8.6 of the Asset Purchase Agreement and Section XXII of the Supply Agreement, as applicable. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13.  Interest Rate Limitation.  Notwithstanding anything
                         -------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the
                                                     -------
maximum lawful rate (the "Maximum Rate") that may be contracted for, charged,
                          ------------
taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                         CATALYTICA, INC.,

                            by
                              _________________________________________
                              Name:
                              Title:


                         CATALYTICA PHARMACEUTICALS, INC.,

                            by
                              _________________________________________
                              Name:
                              Title:


                         THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent, Documentation Agent and Issuing Bank,

                            by
                              _________________________________________
                              Name:
                              Title:


                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                            by
                              _________________________________________
                              Name:
                              Title:

                         COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH,

                            by
                              _________________________________________
                              Name:
                              Title:

                            by
                              _________________________________________
                              Name:
                              Title:


                         DRESDNER BANK AG, New York Branch and Grand Cayman Branch,

                            by
                              _________________________________________
                              Name:
                              Title:

                            by
                              _________________________________________
                              Name:
                              Title:


                         FIRST UNION NATIONAL BANK,

                            by
                              _________________________________________
                              Name:
                              Title:


                         FLEET NATIONAL BANK,

                            by
                              _________________________________________
                              Name:
                              Title:

                         NATEXIS BANQUE (previously known as Banque Francaise Du Commerce Exterieur),

                            by
                              _________________________________________
                              Name:
                              Title:

                            by
                              _________________________________________
                              Name:
                              Title:

                         THE BANK OF NOVA SCOTIA,

                            by
                              _________________________________________
                              Name:
                              Title:


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,

                            by
                              _________________________________________
                              Name:
                              Title:


                         THE MITSUBISHI TRUST AND BANKING CORPORATION,

                            by
                              _________________________________________
                              Name:
                              Title:


                         THE ROYAL BANK OF SCOTLAND PLC,

                            by
                              _________________________________________
                              Name:
                              Title:

                         UNION BANK OF CALIFORNIA, N.A.,

                            by
                              _________________________________________
                              Name:
                              Title:

                         WACHOVIA BANK, N.A.,

                            by
                              _________________________________________
                              Name:
                              Title: